                                   [NP LOGO]
                       NEW PLAN EXCEL REALTY TRUST, INC.

                             SUPPLEMENTAL DISCLOSURE

                          QUARTER ENDED MARCH 31, 2002

Certain statements in this Supplemental Disclosure release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the ability of tenants to pay rent and the effect of bankruptcy laws; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that proposed acquisitions are not consummated, developments and redevelopments are not completed on time or on budget and strategies and actions that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
COMPANY OVERVIEW / FIRST QUARTER REVIEW.................................................................................2
SHAREHOLDER INFORMATION.................................................................................................4
FINANCIAL REVIEW
         Balance Sheets ................................................................................................5
         Income Statements..............................................................................................6
         Funds from Operations / Funds Available for Distribution /
             Earnings Before Gains and Losses on Real Estate............................................................7
         Selected Financial Ratios / Data ..............................................................................9
         Summary of Outstanding Debt ..................................................................................10
         Debt Maturity Schedule........................................................................................12
ACTIVITY REVIEW
         2002 Portfolio / Property Acquisitions........................................................................13
         2002 Property Dispositions....................................................................................14
         2002 Redevelopment / Outparcel Development Activities.........................................................15
PORTFOLIO REVIEW
         Property Type Summary.........................................................................................17
         Properties by State / Region..................................................................................18
         Same Property NOI Analysis....................................................................................19
         Top Ten Tenants...............................................................................................20
         New Lease Summary.............................................................................................21
         Lease Expiration Schedule ....................................................................................22
         Property Portfolio............................................................................................23
APPENDIX
         Summary of Notes Receivable...................................................................................31
         Summary of Joint Venture Projects.............................................................................32
         Joint Venture Projects - Disposition Activity.................................................................33

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 361 properties and total assets of approximately $3.3 billion. Its properties are strategically located across 33 states and include 304 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 42 million square feet of gross leasable area, and 57 related retail real estate assets, with approximately 5 million square feet of gross leasable area.

FIRST QUARTER REVIEW

- On March 1, 2002, Scott MacDonald was appointed Chief Operating Officer and President of the Company. Mr. MacDonald was previously the Chief Executive Officer and President of CenterAmerica Property Trust, L.P.

FINANCIAL REVIEW

- On January 29, 2002, the Company completed a public offering of 6,900,000 of its common shares at $18.52 per share. The net proceeds to the Company from the offering were approximately $120.7 million. On March 1, 2002, the Company entered into a new $125 million senior unsecured term loan facility with Fleet National Bank. The new facility bears interest, at the Company's option, at either LIBOR plus a spread based upon the Company's credit ratings, which spread currently would be 115 basis points, or at the higher of Fleet National Bank's prime rate (plus 25 basis points in specified circumstances) or 50 basis points above the federal funds rate. The facility matures on March 1, 2003. Proceeds from both the equity offering and term loan facility were used to finance a portion of the Company's acquisition of 92 properties from CenterAmerica Property Trust, L.P.

ACTIVITY REVIEW

- On March 1, 2002, the Company acquired a portfolio of 92 community and neighborhood shopping centers from CenterAmerica Property Trust, L.P., a private company majority owned by Morgan Stanley Real Estate Fund II. As part of the transaction, the Company also acquired a 10 percent managing membership interest in a joint venture with a private U.S. pension fund. The aggregate purchase price for the acquisition was approximately $654 million, consisting of approximately $365 million in cash and the assumption of approximately $289 million of outstanding indebtedness. The cash component of the acquisition was financed with the proceeds of the public equity offering of the Company's common stock and with borrowings under the Company's existing credit facilities and its $125 million senior unsecured term loan facility.

- During the first quarter, the Company sold two properties and one outparcel for an aggregate of approximately $2.1 million. Properties sold during the quarter include a 29,827 square foot single tenant Lucky stores located in Mesa, Arizona; a 12,556 square foot vacant building located in Pueblo, CO; and a 1.2 acre outparcel located in Kimball, Tennessee, adjacent to Kimball Crossing.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
COMPANY OVERVIEW / FIRST QUARTER REVIEW                                   PAGE 3

PORTFOLIO REVIEW

- At the end of the first quarter, the gross leasable area (GLA) for the Company's community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 90 percent leased and the GLA for the Company's factory outlet centers was approximately 85 percent leased. The GLA for the Company's overall portfolio, excluding properties under redevelopment, was approximately 89 percent leased at March 31, 2002 and when including properties under redevelopment, the GLA for the overall portfolio was approximately 88 percent leased. The average annual base rent (ABR) per leased square foot at March 31, 2002 for the Company's overall portfolio was $8.26. During the quarter, 71 new leases, aggregating approximately 299,000 square feet, were signed at an average ABR of $10.25 per square foot. Also during the quarter, 143 renewal leases, aggregating approximately 684,000 square feet, were signed at an average ABR of $8.00 per square foot, an increase of approximately 4.8 percent over the expiring leases.

JOINT VENTURE PROJECTS / NOTES RECEIVABLE

- On January 9, 2002, a pad was sold at Superior Towne Center for $840,000. The Company holds notes receivable aggregating $26.2 million on the property.

-        On January 18, 2002, 23.3 acres of land at The Centre at Preston Ridge
         - Phase 2 were sold for approximately $13.0 million. The Company holds a 50 percent interest in the joint venture owning the property.

- On March 22, 2002, The Festival Companies repaid in full to the Company approximately $933,000 of outstanding notes receivable and accrued interest on Festival Pavilions.

SUBSEQUENT EVENTS

- On April 26, 2002, the Company entered into a new $350 million senior unsecured revolving credit facility, refinancing its existing revolving credit facilities. The new facility bears interest at LIBOR plus 105 basis points and matures on April 25, 2005, with a one-year extension option. Fleet National Bank acted as administrative agent and The Bank of New York and Bank One, N.A. acted as co-syndication agents.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                   PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:      NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB
Moody's:  Baa2

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:
Second quarter 2002: August 8, 2002
Third quarter 2002: November 5, 2002

TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI  02940-3010
Phone:   800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
BALANCE SHEETS                                                            PAGE 5
(In thousands)

                                                                              As Of
                                                                   ----------------------------
                                                                    03/31/02         12/31/01
                                                                    --------         --------
ASSETS:
Land                                                               $   711,673      $   487,280
Buildings and improvements                                           2,591,388        2,142,636
Less: accumulated depreciation and amortization                       (281,573)        (265,937)
                                                                   -----------      -----------
       NET REAL ESTATE                                               3,021,488        2,363,979
Real estate held for sale                                               58,873           70,659
Cash and cash equivalents                                                4,978            7,163
Restricted cash (1)                                                     12,860               --
Marketable securities                                                    2,080            1,887
Receivables
       Trade, net of allowance for doubtful accounts of                 44,597           43,555
       (March 31, 2002- $14,995, December 31, 2001- $15,633)
       Other                                                            10,331            8,736
Mortgages and notes receivable                                          44,496           45,360
Prepaid expenses and deferred charges                                   16,910           15,964
Investments in unconsolidated ventures (2)                              50,118           41,876
Other assets (3)                                                        24,033           23,687
                                                                   -----------      -----------

       TOTAL ASSETS                                                $ 3,290,764      $ 2,622,866
                                                                   ===========      ===========
LIABILITIES:
Mortgages payable, including unamortized premium of                $   523,037      $   241,436
       (March 31, 2002- $5,653, December 31, 2001- $6,063) (4)
Notes payable, net of unamortized discount of                          613,336          613,248
       (March 31, 2002- $1,664, December 31, 2001- $1,752)
Credit facilities                                                      365,000           95,000
Capital leases                                                          29,102           29,170
Other liabilities (5)                                                  136,259          122,674
Tenant security deposits                                                 7,751            5,833
                                                                   -----------      -----------
       TOTAL LIABILITIES                                             1,674,485        1,107,361
MINORITY INTEREST IN CONSOLIDATED PARTNERSHIP                           20,167           22,267
                                                                   -----------      -----------
STOCKHOLDERS' EQUITY:
Preferred stock                                                             23               23
Common stock                                                               944              873
Additional paid-in capital                                           1,821,908        1,697,570
Accumulated other comprehensive (loss) income                             (842)          (1,965)
Less: accumulated distributions in excess of net income               (225,921)        (203,263)
                                                                   -----------      -----------
       TOTAL STOCKHOLDERS' EQUITY                                    1,596,112        1,493,238
                                                                   -----------      -----------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 3,290,764      $ 2,622,866
                                                                   ===========      ===========

(1) Consists primarily of cash held in escrow accounts as required by the REMIC mortgage payable deed of trust agreement and other loan agreements.

(2) Represents direct equity investments in CA New Plan Venture Fund, The Centre at Preston Ridge and Vail Ranch II.

(3) Other assets includes: deposits, real estate tax escrow and furniture and fixtures.

(4) Includes $5.3 million of mortgages payable from discontinued operations as of March 31, 2002 and December 31, 2001.

(5) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
INCOME STATEMENTS                                                         PAGE 6
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                       Twelve
                                                                                            Three Months Ended       Months Ended
                                                                                          -----------------------    ------------
                                                                                          03/31/02       03/31/01      12/31/01
                                                                                          --------       --------    ------------
RENTAL REVENUES:
Rental income                                                                             $ 74,414       $ 65,026    $    265,547
Percentage rents                                                                             2,904          2,631           7,017
Expense reimbursements                                                                      16,121         13,900          59,749
                                                                                          --------       --------    ------------
    TOTAL RENTAL REVENUES                                                                   93,439         81,557         332,313
                                                                                          --------       --------    ------------

RENTAL OPERATING EXPENSES:
Operating costs                                                                             15,193         12,409          55,656
Real estate and other taxes                                                                  9,900          8,609          35,034
Provision for doubtful accounts                                                              2,857          2,052           6,440
                                                                                          --------       --------    ------------
    TOTAL RENTAL OPERATING EXPENSES                                                         27,950         23,070          97,130
                                                                                          --------       --------    ------------
    NET OPERATING INCOME                                                                    65,489         58,487         235,183
                                                                                          --------       --------    ------------

OTHER INCOME:
Interest, dividend and other income                                                          3,014          3,793          13,990
Equity participation in ERT                                                                      -         (1,458)         (4,313)
Equity in income of unconsolidated ventures                                                  1,718              -             985
Foreign currency (loss) gain                                                                   (19)          (479)           (560)
                                                                                          --------       --------    ------------
    TOTAL OTHER INCOME                                                                       4,713          1,856          10,102
                                                                                          --------       --------    ------------

OTHER EXPENSES:
Interest expense                                                                            19,708         20,907          78,534
Depreciation and amortization                                                               16,100         13,363          56,508
Severance costs                                                                                  -              -             896
General and administrative                                                                   3,640          2,187          10,317
                                                                                          --------       --------    ------------
    TOTAL OTHER EXPENSES                                                                    39,448         36,457         146,255
                                                                                          --------       --------    ------------

Income before real estate sales, impairment of real estate and minority interest            30,754         23,886          99,030
Gain (loss) on sale of real estate                                                             319            (25)          1,610
Impairment of real estate                                                                        -         (2,239)        (13,107)
Minority interest in income of consolidated partnership                                       (240)          (218)           (848)
                                                                                          --------       --------    ------------
    INCOME FROM CONTINUING OPERATIONS                                                       30,833         21,404          86,685
                                                                                          --------       --------    ------------

DISCONTINUED OPERATIONS:
Results of discontinued operations                                                             717          5,799          16,977
(Loss) gain on sale of discontinued operations                                                (133)             -           1,500
Impairment of real estate held for sale                                                     (9,429)             -               -
                                                                                          --------       --------    ------------
    INCOME FROM DISCONTINUED OPERATIONS                                                     (8,845)         5,799          18,477
                                                                                          --------       --------    ------------
    NET INCOME                                                                            $ 21,988       $ 27,203    $    105,162
                                                                                          ========       ========    ============

Preferred Dividends                                                                         (5,659)        (5,659)        (22,639)
                                                                                          --------       --------    ------------
    NET INCOME  AVAILABLE TO COMMON STOCKHOLDERS - BASIC                                    16,329         21,544          82,523
Minority interest in income of consolidated partnership                                        240            218             848
                                                                                          --------       --------    ------------
    NET INCOME  AVAILABLE TO COMMON STOCKHOLDERS - DILUTED                                $ 16,569       $ 21,762    $     83,371
                                                                                          ========       ========    ============

    NET INCOME PER COMMON SHARE - BASIC                                                   $   0.18       $   0.25    $       0.95
    NET INCOME PER COMMON SHARE - DILUTED                                                     0.18           0.25            0.94

Weighted average common shares outstanding - basic                                          92,191         87,208          87,241
ERP partnership units                                                                        1,116          1,235           1,231
Options                                                                                        575            169             327
                                                                                          --------       --------    ------------
Weighted average common shares outstanding - diluted                                        93,882         88,612          88,799
                                                                                          ========       ========    ============

On July 1, 2001, the Company acquired the 5 percent economic interest in ERT Development Corporation (ERT) not previously owned by the Company. As a result, activities of ERT and the Company have been consolidated for GAAP purposes.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION /
EARNINGS BEFORE GAINS AND LOSSES ON REAL ESTATE                           PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                 Twelve
                                                                   Three Months Ended         Months Ended
                                                              ----------------------------    ------------
                                                                03/31/02        03/31/01        12/31/01
                                                              ------------    ------------    ------------
FUNDS FROM OPERATIONS
Net income                                                    $     21,988    $     27,203    $    105,162
Add:
Depreciation and amortization
    Continuing operations real estate assets (1)                    16,408          14,845          59,908
    Discontinued operations real estate assets                         283           2,712           9,055
Impairment of real estate
    Impairment of real estate                                           --           2,239          13,850
    Impairment of real estate held for sale                          9,429              --              --
Deduct:
Preferred A dividends                                                 (800)           (800)         (3,203)
Preferred B dividends                                               (3,396)         (3,396)        (13,584)
Preferred D dividends                                               (1,463)         (1,463)         (5,852)
(Gain) loss on sale of real estate (2)                                (192)             25              88
Loss (gain) on sale of discontinued operations                         133              --          (1,500)
                                                              ------------    ------------    ------------
    FUNDS FROM OPERATIONS - BASIC                                   42,390          41,365         163,924
Add:
Preferred A dividends                                                  800             800           3,203
Minority interest in income of consolidated partnership                240             218             848
                                                              ------------    ------------    ------------
    FUNDS FROM OPERATIONS - DILUTED                           $     43,430    $     42,383    $    167,975
                                                              ============    ============    ============

    FUNDS FROM OPERATIONS PER SHARE - BASIC                   $       0.46    $       0.47    $       1.88
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                         0.45            0.47            1.85

Weighted average common shares outstanding - basic                  92,191          87,208          87,241
ERP partnership units                                                1,116           1,235           1,231
Options                                                                575             169             327
Dilutive effect of convertible Preferred A                           1,874           1,874           1,874
                                                              ------------    ------------    ------------
Weighted average common shares outstanding - diluted                95,756          90,486          90,673
                                                              ============    ============    ============
FUNDS AVAILABLE FOR DISTRIBUTION:
Funds from operations - diluted                               $     43,430    $     42,383    $    167,975
Straight line rents                                                   (503)             29          (2,244)
Tenant improvements                                                 (2,408)         (2,372)         (9,430)
Leasing commissions                                                   (387)           (153)         (1,733)
Building improvements capitalized                                   (1,865)         (3,747)        (19,311)
                                                              ------------    ------------    ------------
    FUNDS AVAILABLE FOR DISTRIBUTION                          $     38,267    $     36,140    $    135,257
                                                              ============    ============    ============
    FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE - BASIC        $       0.42    $       0.41    $       1.55
    FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE - DILUTED              0.40            0.40            1.49

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION /
EARNINGS BEFORE GAINS AND LOSSES ON REAL ESTATE                           PAGE 8
(In thousands, except per share amounts)

                                                                                                               Twelve
                                                                                Three Months Ended          Months Ended
                                                                           -----------------------------    ------------
                                                                             03/31/02         03/31/01        12/31/01
                                                                           ------------     ------------    ------------
EARNINGS BEFORE GAINS AND LOSSES ON REAL ESTATE (EBGL)
Net income                                                                 $     21,988     $     27,203    $    105,162
Add:
Impairment of real estate
    Impairment of real estate                                                        --            2,239          13,850
    Impairment of real estate held for sale                                       9,429               --              --
Deduct:
(Gain) loss on sale of real estate                                                 (319)              25          (1,610)
Loss (gain) on sale of discontinued operations                                      133               --          (1,500)
                                                                           ------------     ------------    ------------
    EBGL                                                                   $     31,231     $     29,467    $    115,902
                                                                           ============     ============    ============

    EBGL PER SHARE - BASIC                                                 $       0.28     $       0.27    $       1.07
    EBGL PER SHARE - DILUTED                                                       0.27             0.27            1.06

Dividend per Common share                                                  $    0.41250     $    0.41250    $    1.65000
Dividend per Preferred A share                                                  0.53125          0.53125         2.12500
Dividend per Preferred B share                                                  0.53906          0.53906         2.15624
Dividend per Preferred D share                                                  0.97500          0.97500         3.90000

Common dividends                                                           $     38,957     $     36,037    $    143,962
Preferred A dividends                                                               800              800           3,203
Preferred B dividends                                                             3,396            3,396          13,534
Preferred D dividends                                                             1,463            1,463           5,852
                                                                           ------------     ------------    ------------
    TOTAL DISTRIBUTIONS                                                    $     44,616     $     41,696    $    166,551
                                                                           ============     ============    ============

Payout ratio of common dividends/diluted funds from operations (3)                   90%              85%             85%
Payout ratio of common dividends/funds available for distribution (3)               102%             100%            106%

(1) Includes pro rata share of joint venture projects.

(2) Excludes gain (loss) on sale of land.

(3) Excludes severance costs.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                          PAGE 9
(In thousands, except per share amounts)

                                                                                                                      Twelve
                                                                                    Three Months Ended             Months Ended
                                                                             ---------------------------------    --------------
                                                                                03/31/02           03/31/01          12/31/01
                                                                             --------------     --------------    --------------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)                                 3.36 x             3.07 x            3.13 x
    Debt service coverage (EBITDA/(interest expense +                                  3.02 x             2.78 x            2.83 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +                                  2.41 x             2.27 x            2.29 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:
    Total debt/total market capitalization                                             41.4%              42.6%             33.6%
    Total debt/total equity market capitalization                                      70.7%              74.3%             50.6%
    Total debt/total book assets                                                       46.5%              42.5%             37.3%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                                        0.44%              0.30%             0.39%
    G&A/total revenues (excluding currency change)                                     3.71%              2.61%             3.01%

CAPITALIZED INTEREST:                                                        $          657     $           73    $        2,102

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                                        94,442             87,205            87,352
    Preferred A shares outstanding                                                    1,507              1,507             1,507
    Preferred B shares outstanding                                                    6,300              6,300             6,300
    Preferred D shares outstanding                                                    1,500              1,500             1,500

    Common stock price end of period                                         $        20.05     $        16.00    $        19.05
    Preferred A price end of period                                                   26.00              24.25             25.50
    Preferred B price end of period                                                   24.93              23.20             24.90
    Preferred D price end of period                                                   50.00              50.00             50.00

    Common market equity at end of period                                    $    1,893,562     $    1,395,280    $    1,664,213
    Preferred market equity at end of period                                        271,241            257,705           270,299
                                                                             --------------     --------------    --------------
    Total equity market capitalization                                            2,164,803          1,652,985         1,934,512
    Total debt end of period                                                      1,530,475          1,227,502           978,854
                                                                             --------------     --------------    --------------
    TOTAL MARKET CAPITALIZATION                                              $    3,695,278     $    2,880,487    $    2,913,366
                                                                             ==============     ==============    ==============

EBITDA CALCULATION (INCLUDES PRO RATA SHARE OF JOINT VENTURE PROJECTS):
    Net income                                                               $       21,988     $       27,203    $      105,162
    Depreciation and amortization
         Continuing operations real estate assets                                    16,408             14,845            59,908
         Discontinued operations real estate assets                                     283              2,712             9,055
    Income taxes                                                                        125                114               516
    Interest expense
         Continuing operations                                                       20,345             20,907            82,079
         Discontinued operations                                                         13              1,819             5,144
    (Gain) loss on sale of real estate                                                 (319)                25            (1,610)
    Loss (gain) on sale of discontinued operations                                      133                 --            (1,500)
    Impairment of real estate
         Impairment of real estate                                                       --              2,239            13,850
         Impairment of real estate held for sale                                      9,429                 --                --
                                                                             --------------     --------------    --------------
    EBITDA                                                                   $       68,405     $       69,864    $      272,604
                                                                             ==============     ==============    ==============

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 10
(In thousands)

                                                                                             Outstanding      Actual       Maturity
                                                           Lender                              Balance     Interest Rate     Date
FIXED RATE DEBT:                                           -------------------------------   -----------   -------------   --------
       SECURED MORTGAGE INDEBTEDNESS
       Knollwood Apartments                                Abraham Mitchell                  $     6,026       6.750%      04/01/02
       Hillcrest Apartments                                Abraham Mitchell                        1,252       6.750%      07/01/02
       Lake Drive Plaza                                    Monumental Life Insurance               3,431       7.200%      04/01/03
       Roanoke Landing                                     American Express                        5,605       7.200%      04/03/03
       Hunting Hills                                       Nationwide Life Insurance               3,830       8.250%      05/01/03
       Valley Fair Mall                                    Lincoln National Life                  15,878       7.600%      01/01/04
       Merchants Park / The Crossing at Fry Road           John Hancock                           21,378       7.810%      07/01/04
       Briggsmore Plaza                                    AETNA Life                                612       8.288%      08/01/04
       Genesee Valley Shopping Center                      Nationwide Life Insurance               8,017       8.850%      02/10/05
       Roundtree Place                                     Nationwide Life Insurance               6,556       8.850%      02/10/05
       Grant Mills Station                                 Nationwide Life Insurance               7,050       8.850%      02/10/05
       Lagniappe Village Shopping Center                   Nationwide Life Insurance               5,965       8.850%      02/10/05
       Mist Lake Plaza                                     Nationwide Life Insurance               8,895       8.850%      02/10/05
       Montebello Plaza                                    Nationwide Life Insurance               5,914       9.625%      03/05/07
       Crown Point                                         Jackson National Life Insurance         7,404       8.120%      05/01/07
       Westminster City Center                             Wells Fargo                            29,004       6.690%      02/01/08
       41 properties                                       Secore Financial Corporation          156,380       6.670%      06/01/08
       Brice Park                                          USG Annuity and Life                    3,900       7.875%      02/01/09
       London Marketplace                                  Aegon USA Realty                        4,496       8.265%      04/01/09
       Paradise Plaza                                      CIGNA                                   2,107       9.150%      04/15/09
       Saddletree Village Shopping Center                  Aegon USA Realty                        1,778       8.250%      05/22/10
       Hampton Village Centre                              Deutsche Banc                          29,592       8.530%      06/30/10
       Greentree                                           San Francisco Retirement Fund           5,168       8.240%      10/01/10
       Merchant's Central                                  San Francisco Retirement Fund           6,424       8.240%      10/01/10
       Northside Plaza                                     San Francisco Retirement Fund           2,256       8.240%      10/01/10
       Habersham Crossing                                  San Francisco Retirement Fund           3,805       8.240%      10/01/10
       Perry Marketplace                                   American Express                        5,071       9.000%      11/01/10
       Johnstown Galleria Outparcel                        Protective Life                         2,898       8.000%      07/11/11
       Irving West                                         Protective Life                         2,402       8.500%      10/01/11
       Chapel Square                                       American National Insurance             1,801       9.250%      02/01/13
       Northgate                                           Shoptaw James                           6,969       8.750%      06/30/13
       Riverview Plaza                                     Protective Life                         4,913       8.625%      09/01/15
       Stratford Commons                                   Protective Life                         5,433       8.125%      10/01/15
                                                                                             -----------   -------------
       TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                        $   382,210       7.505%

                                                                                               Percent of
                                                        Lender                             Total Indebtedness
FIXED RATE DEBT:                                        -------------------------------    ------------------
       SECURED MORTGAGE INDEBTEDNESS
       Knollwood Apartments                             Abraham Mitchell                          0.39%
       Hillcrest Apartments                             Abraham Mitchell                          0.08%
       Lake Drive Plaza                                 Monumental Life Insurance                 0.22%
       Roanoke Landing                                  American Express                          0.37%
       Hunting Hills                                    Nationwide Life Insurance                 0.25%
       Valley Fair Mall                                 Lincoln National Life                     1.04%
       Merchants Park / The Crossing at Fry Road        John Hancock                              1.40%
       Briggsmore Plaza                                 AETNA Life                                0.04%
       Genesee Valley Shopping Center                   Nationwide Life Insurance                 0.53%
       Roundtree Place                                  Nationwide Life Insurance                 0.43%
       Grant Mills Station                              Nationwide Life Insurance                 0.46%
       Lagniappe Village Shopping Center                Nationwide Life Insurance                 0.39%
       Mist Lake Plaza                                  Nationwide Life Insurance                 0.58%
       Montebello Plaza                                 Nationwide Life Insurance                 0.39%
       Crown Point                                      Jackson National Life Insurance           0.49%
       Westminster City Center                          Wells Fargo                               1.90%
       41 properties                                    Secore Financial Corporation             10.24%
       Brice Park                                       USG Annuity and Life                      0.26%
       London Marketplace                               Aegon USA Realty                          0.29%
       Paradise Plaza                                   CIGNA                                     0.14%
       Saddletree Village Shopping Center               Aegon USA Realty                          0.12%
       Hampton Village Centre                           Deutsche Banc                             1.94%
       Greentree                                        San Francisco Retirement Fund             0.34%
       Merchant's Central                               San Francisco Retirement Fund             0.42%
       Northside Plaza                                  San Francisco Retirement Fund             0.15%
       Habersham Crossing                               San Francisco Retirement Fund             0.25%
       Perry Marketplace                                American Express                          0.33%
       Johnstown Galleria Outparcel                     Protective Life                           0.19%
       Irving West                                      Protective Life                           0.16%
       Chapel Square                                    American National Insurance               0.12%
       Northgate                                        Shoptaw James                             0.46%
       Riverview Plaza                                  Protective Life                           0.32%
       Stratford Commons                                Protective Life                           0.36%
                                                                                           ------------------
       TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                            25.04%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 11
(IN THOUSANDS)

                                                                                                                         Percent of
                                                                                  Outstanding     Actual      Maturity     Total
                                                  Lender                            Balance    Interest Rate    Date    Indebtedness
                                                  ------------------------------  -----------  -------------  --------  ------------
   UNSECURED NOTES
   6.80%, 7 Year Unsecured Notes                  -                               $    81,000      6.800%     05/15/02      5.31%
   7.33%, 4 Year Unsecured Notes                  -                                    49,000      7.330%     11/20/03      3.21%
   6.88%, 7 Year Unsecured Notes                  -                                    75,000      6.875%     10/15/04      4.91%
   7.75%, 10 Year Unsecured Notes                 -                                   100,000      7.750%     04/06/05      6.55%
   7.35%, 10 Year Unsecured Notes                 -                                    30,000      7.350%     06/15/07      1.97%
   7.40%, 10 Year Unsecured Notes                 -                                   150,000      7.400%     09/15/09      9.83%
   7.97%, 30 Year Unsecured Notes                 -                                    10,000      7.970%     08/14/26      0.66%
   7.65%, 30 Year Unsecured Notes                 -                                    25,000      7.650%     11/02/26      1.64%
   7.68%, 30 Year Unsecured Notes                 -                                    10,000      7.680%     11/02/26      0.66%
   7.68%, 30 Year Unsecured Notes                 -                                    10,000      7.680%     11/02/26      0.66%
   6.90%, 30 Year Unsecured Notes                 -                                    25,000      6.900%     02/15/28      1.64%
   6.90%, 30 Year Unsecured Notes                 -                                    25,000      6.900%     02/15/28      1.64%
   7.50%, 30 Year Unsecured Notes                 -                                    25,000      7.500%     07/30/29      1.64%
                                                                                  -----------  -------------  --------  ------------
   TOTAL FIXED RATE UNSECURED NOTES                                               $   615,000      7.298%                  40.29%

   CAPITAL LEASES                                                                 $    29,102      7.500%     06/20/31      1.91%

   TOTAL FIXED RATE DEBT                                                          $ 1,026,312      7.596%                  67.23%

VARIABLE RATE DEBT: (1)

   SECURED MORTGAGE INDEBTEDNESS
   24 properties                                  Secore Financial Corporation    $   110,500      3.383%     07/01/02      7.24%
   San Dimas Plaza                                Tax Exempt Bonds                      8,100      2.510%     12/01/05      0.53%
   Highland Commons                               Great Northern Insured Annuity        4,061      7.250%     12/01/09      0.27%
   Lexington Road Plaza                           Great Northern Insured Annuity        7,229      8.125%     09/01/11      0.47%
   Unity Professional Bldg.                       Tax Exempt Bonds                      5,284      2.877%     02/01/13      0.35%
                                                                                  -----------  -------------  --------  ------------
   TOTAL VARIABLE RATE SECURED MORTGAGE
   INDEBTEDNESS                                                                   $   135,174      3.681%                   8.86%

   UNSECURED CREDIT FACILITIES
   $75 Million Term Loan Facility                 Fleet National Bank             $    75,000      2.806%     05/08/02      4.91%
   $122.5 Million Revolving Credit Facility I     The Bank of New York                 42,500      2.840%     10/21/02      2.78%
   $122.5 Million Revolving Credit Facility II    The Bank of New York                122,500      2.675%     11/17/02      8.02%
   $125 Million Term Loan Facility                Fleet National Bank                 125,000      2.770%     03/01/03      8.19%
                                                                                  -----------  -------------  --------  ------------
   TOTAL CREDIT FACILITIES                                                        $   365,000      2.754%                  23.91%

   TOTAL VARIABLE RATE DEBT                                                       $   500,174      3.004%                  32.77%

   TOTAL DEBT                                                                     $ 1,526,486      6.062%                 100.00%

   Net Unamortized Premiums on Mortgages                                          $     5,653
   Net Unamortized Discount on Notes                                                   (1,664)
                                                                                  -----------
   TOTAL DEBT - NET                                                               $ 1,530,475
                                                                                  ===========

(1) The Company has entered into a two-year swap agreement with Fleet National Bank relating to $75.0 million outstanding under its Term Loan Facility maturing May 8, 2002. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's Term Loan Facility. The Swap, which expires in October 2002, increases the interest rate for the Company's Total Credit Facilities, Total Variable Rate Debt and Total Debt to 4.1242%, 4.1806% and 6.6365%, respectively.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                   PAGE 12
(In thousands)

              Scheduled         Scheduled             Total         Percent of
             Amortization       Maturities        Debt Maturing    Debt Maturing
             ------------      ------------       -------------    -------------
   2002      $      8,295      $    438,779 (1)   $     447,074        29.29%
   2003            10,252           185,665 (2)         195,917        12.83%
   2004            10,109           110,354             120,463         7.89%
   2005             9,464           141,794             151,258         9.91%
   2006            10,152                --              10,152         0.67%
   2007             9,459            36,499              45,958         3.01%
   2008             7,525           167,130             174,655        11.44%
   2009             5,477           155,723             161,200        10.56%
  2009+            39,663           180,146             219,809        14.40%
             ------------      ------------       -------------    -------------
             $    110,396      $  1,416,090       $   1,526,486       100.00%
             ============      ============       =============    =============

          Net Unamortized Premiums on Mortgages              5,653
              Net Unamortized Discount on Notes             (1,664)
                                                       -----------
                               TOTAL DEBT - NET        $ 1,530,475
                                                       ===========

WEIGHTED AVERAGE MATURITY:
                                                             Fixed Rate Debt    Variable Rate Debt      Total Debt
                                                             ---------------    ------------------    --------------
          Including capital leases and credit facilities        8.6 Years           0.8 Years            6.0 Years
          Excluding capital leases and credit facilities        8.0 Years           1.3 Years            7.2 Years

(1) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of March 31, 2002 and maturing May 8, 2002, $42.5 million representing the balance of the Revolving Credit Facility I drawn as of March 31, 2002 and maturing October 21, 2002 and $122.5 million representing the balance of the Revolving Credit Facility II drawn as of March 31, 2002 and maturing November 17, 2002.

(2) Scheduled maturities include $125.0 million representing the balance of the Term Loan Facility drawn as of March 31, 2002 and maturing March 1, 2003.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
2002 PORTFOLIO / PROPERTY ACQUISITIONS                                   PAGE 13

                         Property                        Purchase     Purchase    Cap-    Net Operating                Percent
                         Type (1)   Location               Date        Amount     Rate   Income (NOI) (2)     GLA     Leased (3)
                         --------   ------------------   --------  -------------  -----  ----------------  ---------  ----------
PORTFOLIO ACQUISITIONS
1Q 2002
92 Shopping Centers          S      FL, LA, MS, NM, TX   03/01/02  $ 654,000,000  10.0%  $     65,000,000  10.4 M SF      90%

                                                          Year
                            Anchor Tenants                Built
                            --------------------------    ------
PORTFOLIO ACQUISITIONS
1Q 2002
92 Shopping Centers         Varied                        Varied

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
2002 PROPERTY DISPOSITIONS                                               PAGE 14

                                          Property                  Sale        Sale        Book        Gain /      Cap-
                                          Type (1)  Location        Date       Amount       Value       (Loss)      Rate
                                          --------  ------------  --------  -----------  -----------  ----------   -------
1Q 2002
Lucky stores                                 T      Mesa, AZ      01/09/02  $ 1,050,000  $ 1,182,667  $ (132,667)   10.7%
Pueblo I                                     T      Pueblo, CO    02/04/02      700,000      508,863     191,137     --
Outparcel, adjacent to Kimball Crossing      O      Kimball, TN   02/20/02      350,000      222,956     127,044     --
                                                                            -----------  -----------  ----------   -------
                                  TOTAL                                     $ 2,100,000  $ 1,914,486  $  185,514     --
                                                                            ===========  ===========  ==========   =======

                                                        Units / GLA /   Percent     Year
                                             NOI (2)        Acres      Leased (3)   Built
                                            ---------   -------------  ----------   ------
1Q 2002
Lucky stores                                $ 112,192         29,827      100%       1982
Pueblo I                                      (22,650)        12,556        0%       1977
Outparcel, adjacent to Kimball Crossing            --    1.217 acres       --          --
                                            ---------   -------------
                                  TOTAL     $  89,542         42,383
                                            =========   =============

(1) O - Outparcel, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
2002 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES                    PAGE 15

                                                          Year    Year
                                   Location              Built  Acquired  Project Description
                                   -------------------   -----  --------  ----------------------------------------------------------
REDEVELOPMENT ACTIVITIES

Arapahoe Crossings (2)             Aurora, CO             1996    2001    Final phase of development
Townshire (3)                      Bryan, TX              1957    2002    Construction of a new 62,000 sq. ft. Albertson's and
                                                                          facade renovation
Hampton Square                     Southampton, PA        1980    1998    Addition of a 37,268 sq. ft. McCaffrey's in existing space
Long Point Square (3)              Houston, TX            1980    2002    Conversion of a former grocer into multiple tenant space
Coconut Creek (3)                  Coconut Creek, FL      1983    2002    Construction of a new 51,000 sq. ft. Publix and facade
                                                                          renovation
Central Avenue Marketplace         Toledo, OH             1968    1990    Construction of a new 54,000 sq. ft. Farmer Jack,
                                                                          contingent contract entered into with Wal-Mart
Island Plaza                       James Island, SC       1994    1997    Expansion of Food Lion by 9,000 sq. ft.
Bennetts Mills Plaza               Jackson, NJ            1988    1994    Expansion of Stop & Shop by 25,000 sq. ft. and facade
                                                                          renovation
Fashion Corner                     Saginaw, MI            1986    1995    Phase II addition of Bed, Bath & Beyond and complete
                                                                          renovation of the shopping center
Delhi                              Cincinnati, OH         1973    1996    Facade renovation
Dover Park Plaza                   Yardville, NJ          1966    2000    Addition of a new 12,000 sq. ft. CVS and facade renovation
Dillsburg Shopping Center          Dillsburg, PA          1994    1996    Construction of a new 55,000 sq. ft. Giant and 20,000 sq.
                                                                          ft. of retail shops
Cordele Square (3)                 Cordele, GA            1968    1990    Increased lease commitment by Harvey Foods and Goody's
                                                                          for facade renovation
Rutland Plaza (3)                  St. Petersburg, FL     1964    1996    Construction of 14,000 sq. ft. of retail shops and facade
                                                                          renovation
Paseo del Norte (3)                Albuquerque, NM        2001    2002    Re-tenanting of Furr's with Albertson's
Kenworthy Crossing (3)             El Paso,  TX           2000    2002    Re-tenanting of Furr's with Albertson's
Stein Mart Center                  Poway, CA              1981    2001    Redevelopment of shopping center
Clearwater Mall (4)                Clearwater, FL         1973    1997    Redevelopment of enclosed regional mall
The Mall at 163rd Street           Miami, FL              1956    1998    Redevelopment of enclosed regional mall; contingent
                                                                          contract entered into with Wal-Mart



OUTPARCEL DEVELOPMENT ACTIVITIES

Rock Prairie Crossing (3)          College Station, TX    2000    2002    Construction of a 14,471 sq. ft. Eckerd on outparcel
Braes Heights (3)                  Houston, TX            1953    2002    Construction of a new 14,471 sq. ft. Eckerd on outparcel
                                                                          and re-tenanting of former Eckerd space
Haymarket Mall (3)                 Des Moines, IA         1979    1995    Construction of a 10,000 sq. ft. Famous Footwear on
                                                                          outparcel
J*Town Center (3)                  Jeffersontown, KY      1959    1988    Construction of a 10,055 sq. ft. CVS on outparcel

                                                                        Construction
                                    Adjusted               -------------------------------------      Expected         Expected
                                      GLA/      Percent     Expected      Expected      Percent         Total         Stabilized
                                     Units     Leased (1)  Start Date  Completion Date  Complete     Project Cost   Return on Cost
                                    --------   ----------  ----------  ---------------  --------     ------------   --------------
REDEVELOPMENT ACTIVITIES

Arapahoe Crossings (2)              460,000       100%       Jun-96         Nov-02         93%            --              --
Townshire (3)                       136,693       81%        Feb-01         Sep-02         81%       $  3,800,000        12.3%
Hampton Square                       62,933       99%        Jul-01         Apr-02         90%          1,200,000        27.3%
Long Point Square (3)                74,329       75%        Jul-01         Jun-02         70%            400,000        13.0%
Coconut Creek (3)                   266,294       70%        Jul-01         Aug-02         69%          5,700,000        10.1%
Central Avenue Marketplace          197,454       33%        Oct-01         Oct-02         10%          4,000,000        16.8%
Island Plaza                        179,531       96%        Oct-01         Nov-02         20%          1,120,000        13.5%
Bennetts Mills Plaza                132,020       98%        Dec-01         Nov-02         30%            620,000        12.0%
Fashion Corner                      188,877       67%        Jan-02         Sep-02         30%          2,035,000        12.4%
Delhi                               166,317       97%        Jan-02         Sep-02         10%            547,000        12.0%
Dover Park Plaza                     59,642       100%       Feb-02         Nov-02         10%            528,000        12.0%
Dillsburg Shopping Center           143,058       100%       Feb-02         Jan-03         20%          8,000,000        12.0%
Cordele Square (3)                  128,927       95%        May-02         Sep-02         0%             450,000        12.0%
Rutland Plaza (3)                   149,812       100%       Jun-02         Oct-02         0%             665,000        14.0%
Paseo del Norte (3)                  48,000        3%        Jul-02         Jan-03         0%           2,613,000        12.0%
Kenworthy Crossing (3)               74,171        4%        Aug-02         Feb-03         0%           5,002,000        11.0%
Stein Mart Center                       -         63%           -              -           0%             --              --
Clearwater Mall (4)                     -          -            -              -           0%             --              --
The Mall at 163rd Street            300,000       78%           -              -           0%             --              --

                                                                                                     ------------
                                                                                           TOTAL     $ 36,680,000
                                                                                                     ============

OUTPARCEL DEVELOPMENT ACTIVITIES

Rock Prairie Crossing (3)           118,901       100%       Oct-01         Aug-02         20%       $  1,300,000        12.7%
Braes Heights (3)                   101,707       96%        Jan-02         Dec-02         10%          2,000,000        11.0%
Haymarket Mall (3)                  240,315       97%        Jun-02         Nov-02         0%             877,000        12.5%
J*Town Center (3)                   196,910       28%        Jun-02         Nov-02         0%           1,160,000        13.0%

                                                                                                     ------------
                                                                                           TOTAL     $  5,337,000
                                                                                                     ============

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
2002 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES                    PAGE 16

                                                                                  Year      Year
                                                                 Location         Built   Acquired  Project Description
                                                                 ---------------  -----   --------  -------------------------------
COMPLETED 2002 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES

Southfield Shopping Center                                       Southfield, MI    1970     1998    Facade renovation
Eastgate Shopping Center                                         Louisville, KY    1987     1993    Expansion of Kroger by
                                                                                                    17,548 sq. ft.
Greeneville Commons                                              Greeneville, TN   1990     1992    Construction of a 5,500 sq. ft.
                                                                                                    tenant space leased to
                                                                                                    Hibbett

                                                                         Construction
                                   Adjusted                ---------------------------------------     Expected        Expected
                                     GLA/      Percent      Expected       Expected       Percent       Total         Stabilized
                                    Units     Leased (1)   Start Date   Completion Date   Complete   Project Cost   Return on Cost
                                   --------   ----------   ----------   ---------------   --------   ------------   --------------
COMPLETED 2002 REDEVELOPMENT /
OUTPARCEL DEVELOPMENT ACTIVITIES

Southfield Shopping Center          106,948      95%         Oct-01         Jan-02          100%     $    737,000        12.0%
Eastgate Shopping Center            152,855      98%         May-01         Mar-02          100%                0          --
Greeneville Commons                 228,618      98%         Sep-01         Mar-02          100%          548,000        14.0%
                                                                                                     ------------
                                                                                           TOTAL     $  1,285,000
                                                                                                     ============

TOTAL 2002 REDEVELOPMENT /
OUTPARCEL DEVELOPMENT ACTIVITIES                                                                     $ 43,302,000

(1) Includes all leases in force at March 31, 2002, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Final phase of development is expected to cost $7.1 million during 2002.

(3) Indicates project added during 1Q 2002.

(4) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Due to the expected demolition of the property, no square footage is presented.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 17

                                                                                       ABR                Quarterly NOI (1)
                                                                             ------------------------  -----------------------
                                                                                           Percent of               Percent of
                                   # of                 Percent   Leased                    Company                  Company
                                Properties     GLA      Leased     GLA         Amount         ABR        Amount        NOI
                                ----------  ----------  -------  ----------  ------------  ----------  -----------  ----------
STABILIZED PROPERTIES
Community and Neighborhood
Shopping Centers                   287      39,656,244    90%    35,512,570  $272,515,632     79.9%    $50,677,324     76.2%
Factory Outlet Centers              6        1,845,735    85%     1,572,177    26,108,558      7.7%      6,297,579      9.5%
Single Tenant Properties            37       1,002,405    87%       867,105     5,773,535      1.7%      1,840,793      2.8%
Enclosed Malls / Specialty
Retail Properties                   3        1,394,043    80%     1,111,544    14,691,074      4.3%      3,007,385      4.5%
Miscellaneous Properties            9           97,278    83%        80,472     1,177,208      0.3%        236,602      0.4%
                                ----------  ----------  -------  ----------  ------------  ----------  -----------  ----------
                                   342      43,995,705    89%    39,143,868  $320,266,007     93.8%    $62,059,683     93.3%
                                ==========  ==========  =======  ==========  ============  ==========  ===========  ==========
REDEVELOPMENT PROPERTIES
Community and Neighborhood
Shopping Centers                    17       2,395,889    80%     1,927,266  $ 20,015,950      5.9%    $ 3,514,372      5.3%
Enclosed Malls / Specialty
Retail Properties                   2          300,000    78%       234,150       982,503      0.3%        928,126      1.4%
                                ----------  ----------  -------  ----------  ------------  ----------  -----------  ----------
                                    19       2,695,889    80%     2,161,416  $ 20,998,453      6.2%    $ 4,442,498      6.7%
                                ==========  ==========  =======  ==========  ============  ==========  ===========  ==========
TOTAL PORTFOLIO                    361      46,691,594    88%    41,305,284  $341,264,460    100.0%    $66,502,181    100.0%
                                ==========  ==========  =======  ==========  ============  ==========  ===========  ==========

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (2)

                                                                              ABR
                                                          -----------------------------------------------
                                          Percent of                                        Percent of
                            Leased     Shopping Centers                                  Shopping Centers
                             GLA          Leased GLA         Amount         Per Foot           ABR
                          ----------   ----------------   -------------   ------------   ----------------
Anchor Tenants            20,846,598         55.7%        $ 117,976,797     $   5.66           40.3%
Non-anchor Tenants        16,593,238         44.3%          174,554,785        10.52           59.7%
                          ----------   ----------------   -------------   ------------   ----------------
                          37,439,836        100.0%        $ 292,531,582     $   7.81          100.0%
                          ==========   ================   =============   ============   ================

(1) Data includes $1.013 million of Quarterly NOI from properties classified as discontinued operations under FAS 144.

(2) Anchor tenants are defined on a property by property basis.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                             PAGE 18

                                                                 Percent of
                        Number of      Percent                   Scheduled
      State             Properties     Leased         GLA           ABR
      --------------    ----------   -----------  ----------   -------------
      Alabama               7            90%        760,014        1.2%
      Arizona               10           86%       1,053,672       2.4%
      Arkansas              1           100%        60,842         0.1%
      California            17           90%       2,593,578       7.7%
      Colorado              2            93%        765,502        3.1%
      Delaware              2            76%        243,686        0.2%
      Florida               24           90%       4,272,888       11.6%
      Georgia               31           93%       2,920,189       5.3%
      Illinois              7            82%       1,063,858       2.7%
      Indiana               13           70%        886,528        1.2%
      Iowa                  3            81%        542,458        0.7%
      Kentucky              9            88%       1,456,230       2.6%
      Louisiana             4            94%        572,664        0.8%
      Maryland              3            78%        383,029        0.7%
      Michigan              13           89%       2,134,690       4.9%
      Minnesota             1            94%        62,518         0.3%
      Mississippi           1           100%        87,722         0.1%
      Missouri              3            87%        722,576        3.0%
      Nebraska              2           100%         9,671         0.0%
      Nevada                3            74%        587,388        1.2%
      New Jersey            8            94%       1,161,388       4.0%
      New Mexico            2            51%        97,600         0.1%
      New York              23           92%       3,273,262       6.0%
      North Carolina        14           95%       1,752,040       3.0%
      Ohio                  19           81%       2,970,670       4.5%
      Oklahoma              1           100%        45,510         0.1%
      Pennsylvania          14           89%       2,039,526       4.2%
      South Carolina        4            96%        338,422        0.8%
      Tennessee             15           96%       1,872,493       3.6%
      Texas                 88           89%       9,404,404       19.5%
      Utah                  3            92%        600,702        1.0%
      Virginia              11           82%       1,600,936       2.7%
      West Virginia         3            83%        354,938        0.5%
                        ----------   -----------  ----------   -------------
                           361           88%      46,691,594       100%
                        ==========   ===========  ==========   =============

      REGION
      --------------
      East                  91           89%      12,603,457       24.8%
      Midwest               61           82%       8,392,969       17.3%
      South                172           91%      19,996,726       42.2%
      West                  37           87%       5,698,442       15.6%
                        ----------   -----------  ----------   -------------
                           361           88%      46,691,594       100%
                        ==========   ===========  ==========   =============

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
SAME PROPERTY NOI ANALYSIS                                               PAGE 19
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)


                                                          Three Months Ended
                                                          ------------------              Percent
                                                   03/31/02             03/31/01           Change
                                                   --------             --------          -------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis                237                  237
Gross leasable area                               32,272,672           32,272,672
Percent leased                                          89.5%                91.4%          -1.9%

TERMINATION FEES: (1)                            $       562          $       659

Property revenues                                $    77,836          $    79,156           -1.7%
Property operating expenses                           22,413               22,892           -2.1%
                                                 -----------          -----------            ---
      SAME PROPERTY NOI (GAAP BASIS)             $    55,423          $    56,264           -1.5%
                                                 ===========          ===========            ===
Operating margin (GAAP basis)                           71.2%                71.1%           0.1%
Straight-line rent adjustment                           (136)                (102)          33.3%
                                                 -----------          -----------            ---
      SAME PROPERTY NOI                          $    55,559          $    56,366           -1.4%
                                                 ===========          ===========            ===
Operating margin                                        71.4%                71.2%           0.2%


(1) Excluded from Property revenues.
NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
TOP TEN TENANTS                                                          PAGE 20

                                                                                     ABR as a
                                   Number of                                    Percentage of Total
       Tenant                       Leases           GLA               ABR         Portfolio ABR
       ------                       ------           ---               ---         -------------
     1 Kmart Corporation              39         3,640,820        $16,110,283           4.7%
     2 The Kroger Co. (1)             44         2,249,972         14,781,260           4.3%
     3 Wal-Mart Stores                24         2,840,523         11,961,607           3.5%
     4 Winn-Dixie Stores              19           859,033          5,250,077           1.5%
     5 Ahold USA (2)                  14           665,356          4,870,626           1.4%
     6 The TJX Companies (3)          20           630,290          4,165,444           1.2%
     7 J.C. Penney Company (4)        38           685,463          3,842,792           1.1%
     8 Publix Super Markets           12           578,954          3,580,536           1.0%
     9 Delhaize America (5)           17           526,404          3,421,336           1.0%
    10 Walgreen Co.                   21           289,802          3,073,637           0.9%
                                     ---        ----------        -----------          ----
                                     248        12,966,617        $71,057,598          20.8%
                                     ===        ==========        ===========          ====

(1) Includes Baker's, Bell Markets, Cala Foods, City Market, Dillons, Food 4 Less, Fred Meyer, Fry's, Gerbes, Hilander, Jay C, Kessel, King Soopers, Kroger, Owen's, Quality Food Centers, Pay Less, Ralphs and Smith's.

(2) Includes BI-LO, Bruno's, Giant, Stop & Shop and Tops Market.

(3) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(4) Includes Eckerd and JCPenney.

(5) Includes Food Lion, Hannaford Bros and Kash n' Karry.

The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
NEW LEASE SUMMARY                                                        PAGE 21

NEW LEASE SUMMARY

                                                                Tenant
                                               Total New     Improvements         Leasing
                       Number       GLA           ABR          Committed        Commissions
                       ------       ---           ---          ---------        -----------
           1Q 2002       71       299,355      $3,068,063      $1,474,832        $ 202,518
               psf                                  10.25            4.93             0.68

RENEWAL LEASE SUMMARY

                                             Total Former      Total New           Increase/(Decrease)
                       Number       GLA           ABR             ABR          Total Dollar       Percent
                       ------       ---           ---             ---          ------------       -------
           1Q 2002      143       683,503      $5,218,436      $5,470,804        $ 252,368          4.8%
               psf                                   7.63            8.00             0.37


Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in force at March 31, 2002, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
LEASE EXPIRATION SCHEDULE                                                PAGE 22

                Number of          Leased        Percent of         ABR        Percent of
             Leases Expiring         GLA             GLA         Per Foot       Total ABR
             ---------------         ---             ---         --------       ---------
      2002         1131           3,384,140         8.19%          $ 8.89         8.82%
      2003         1009           4,554,770        11.03%            8.29        11.06%
      2004         921            3,779,936         9.15%            9.62        10.65%
      2005         703            4,404,050        10.66%            7.69         9.92%
      2006         678            4,074,926         9.87%            8.56        10.23%
      2007         378            2,944,565         7.13%           11.78        10.16%
      2008         126            1,287,306         3.12%            8.75         3.30%
      2009         124            2,062,720         4.99%            7.48         4.52%
      2010         125            2,231,809         5.40%            7.14         4.67%
      2011         115            1,924,200         4.66%            8.23         4.64%
     2012+         340           10,656,862        25.80%            7.05        22.03%
                  -----          ----------        -----           ------        -----
                  5,650          41,305,284        100.0%          $ 8.26        100.0%
                  =====          ==========        =====           ======        =====


Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 23


                                                                    Year      Date                     Percent
Property Name                         City                State     Built   Acquired       GLA       Leased (1)
-------------                         ----                -----     -----   --------       ---       ----------
   STABILIZED PROPERTIES

   COMMUNITY AND NEIGHBORHOOD
   SHOPPING CENTERS

  1 Cloverdale Village                Florence              AL       1986    10/27/94      59,407       100%
  2 Riverview Plaza                   Gadsden               AL       1990    10/12/95     147,621       100%
  3 Grants Mill Station               Irondale              AL       1991    07/01/98     226,837       68%
  4 Payton Park                       Sylacauga             AL       1995    07/01/98     231,820       100%
  5 Glendale Galleria                 Glendale              AZ       1991    08/01/97     119,461       98%
  6 Kmart Plaza                       Mesa                  AZ       1970    12/28/90     182,933       94%
  7 Southern Village Mesa             Mesa                  AZ       1987    08/01/97      84,054       86%
  8 Sun Valley Plaza                  Mesa                  AZ       1981    05/31/94     107,405       51%
  9 Metro Marketplace                 Phoenix               AZ       1988    06/21/91     252,575       79%
 10 Northmall Centre                  Tucson                AZ       1996    12/31/96     168,719       90%
 11 Bakersfield Plaza                 Bakersfield           CA       1970    06/20/97     213,164       82%
 12 Sony/Kinko                        Burbank               CA       1988    05/01/89      14,176       100%
 13 Carmen Plaza                      Camarillo             CA       1971    06/20/97     129,264       93%
 14 Coachella Plaza                   Coachella             CA       1991    06/20/97      11,184       100%
 15 Cudahy Plaza                      Cudahy                CA       1968    06/20/97     138,430       100%
 16 Arbor Faire                       Fresno                CA       1993    04/09/97     199,986       92%
 17 Broadway Faire                    Fresno                CA       1995    04/09/97      60,383       96%
 18 Briggsmore Plaza                  Modesto               CA       1974    06/20/97      98,945       99%
 19 Montebello Plaza                  Montebello            CA       1974    06/20/97     288,290       95%
 20 Paradise Plaza                    Paradise              CA       1979    06/20/97     198,562       95%
 21 Metro 580                         Pleasanton            CA       1996    09/15/97     174,584       100%
 22 Rose Pavilion                     Pleasanton            CA       1987    02/27/98     292,848       79%
 23 San Dimas Plaza                   San Dimas             CA       1986    10/07/97     119,161       94%
 24 Bristol Plaza                     Santa Ana             CA       1972    06/20/97     112,379       98%
 25 Vail Ranch Center                 Temecula              CA       1997    12/31/97      99,204       99%
 26 Westminster City Center           Westminster           CO       1996    12/16/97     339,600       84%
 27 Rodney Village                    Dover                 DE       1959    01/01/69     213,686       73%
 28 Brooksville Square                Brooksville           FL       1987    03/28/94     191,207       94%
 29 Northgate S.C.                    DeLand                FL       1993    06/30/93     186,396       100%
 30 Morse Shores                      Ft. Myers             FL       1983    03/01/02     169,545       96%
 31 Regency Park                      Jacksonville          FL       1985    06/16/97     329,398       95%
 32 Eastgate S.C.                     Lake Wales            FL       1994    05/20/94     102,161       100%
 33 Leesburg Square                   Leesburg              FL       1986    12/23/92      91,682       92%
 34 Miami Gardens                     Miami                 FL       1996    10/06/97     244,719       100%
 35 Freedom Square                    Naples                FL       1995    10/06/97     211,839       98%
 36 Southgate                         New Port Richey       FL       1966    08/27/97     262,911       79%
 37 Presidential Plaza                North Lauderdale      FL       1977    04/18/97      88,306       94%
 38 Colonial Marketplace              Orlando               FL       1986    04/01/98     128,823       99%
 39 Silver Hills                      Orlando               FL       1985    03/01/02     108,812       99%
 40 23rd Street Station               Panama City           FL       1986    07/01/98      98,827       96%
 41 Riverwood                         Port Orange           FL       1990    09/05/97      93,506       100%
 42 Seminole Plaza                    Seminole              FL       1964    06/11/98     144,011       96%
 43 Eagles Park                       St. Petersburg        FL       1986    03/01/02     125,181       86%
 44 Downtown Publix                   Stuart                FL       1965    03/01/02     153,196       90%
 45 Albany Plaza                      Albany                GA       1968    05/12/94     114,169       82%
 46 Southgate Plaza                   Albany                GA       1969    07/11/90      59,816       100%
 47 Eastgate Plaza                    Americus              GA       1980    07/11/90      44,365       98%
 48 Perlis Plaza                      Americus              GA       1972    07/11/90     165,615       90%
 49 Sweetwater Village                Austell               GA       1985    10/27/94      66,197       98%
 50 Cedar Plaza                       Cedartown             GA       1994    10/27/94      83,300       100%

Property Name                           ABR      Anchor Tenant                                           Anchor Tenant Not Owned
-------------                           ---      -------------                                           -----------------------
   STABILIZED PROPERTIES

   COMMUNITY AND NEIGHBORHOOD
   SHOPPING CENTERS

  1 Cloverdale Village               $ 379,423   Winn-Dixie
  2 Riverview Plaza                    920,535   Wal-Mart
  3 Grants Mill Station                954,250   Wal-Mart
  4 Payton Park                      1,425,734   Wal-Mart
  5 Glendale Galleria                1,252,620   Food 4 Less, Osco Drugs
  6 Kmart Plaza                        651,623   Kmart
  7 Southern Village Mesa              586,250   Food City
  8 Sun Valley Plaza                   458,096   -
  9 Metro Marketplace                1,983,030   Office Max, Toys R Us
 10 Northmall Centre                 1,374,543   Comp USA, JC Penney, Stein Mart
 11 Bakersfield Plaza                1,829,915   -                                                     Mervyn's
 12 Sony/Kinko                         404,364   Kinko's, Sony Electronics
 13 Carmen Plaza                     1,178,182   -                                                     Miller's Outpost
 14 Coachella Plaza                    183,616   -                                                     Vons
 15 Cudahy Plaza                       667,793   Kmart
 16 Arbor Faire                      1,889,662   Home Depot, PetsMart, Smart & Final                   Mervyn's
 17 Broadway Faire                   1,011,108   United Artists
 18 Briggsmore Plaza                   731,174   Grocery Outlet
 19 Montebello Plaza                 3,072,873   Albertson's, Circuit City
 20 Paradise Plaza                     674,532   Albertson's, Kmart
 21 Metro 580                        2,544,841   Borders, Linens 'N Things                             Wal-Mart
 22 Rose Pavilion                    3,701,909   Levitz Furniture, Macy's Home Store
 23 San Dimas Plaza                  1,594,655   T.J. Maxx                                             Payless Drugs, Ralph's
 24 Bristol Plaza                    1,100,441   -
 25 Vail Ranch Center                1,013,804   Stater Bros.
 26 Westminster City Center          3,787,737   Babies R Us, Circuit City
 27 Rodney Village                     748,246   Farm Fresh
 28 Brooksville Square               1,260,898   Kmart, Publix
 29 Northgate S.C.                   1,281,921   Kmart, Publix
 30 Morse Shores                     1,018,367   Beall's Outlet, Big Lots, Dollar General, Publix
 31 Regency Park                     2,596,903   Babies R Us, Marshalls, Rhodes Furniture
 32 Eastgate S.C.                      599,203   Kmart                                                 Winn-Dixie
 33 Leesburg Square                    681,299   Publix
 34 Miami Gardens                    2,316,066   Kmart, Winn-Dixie
 35 Freedom Square                   1,683,732   Kmart, Publix
 36 Southgate                          943,581   Publix
 37 Presidential Plaza                 670,599   Winn-Dixie
 38 Colonial Marketplace               994,704   Office Max, Service Merchandise                       Target
 39 Silver Hills                       478,186   AutoZone, Buddy's Home, ThriftKo, Winn-Dixie
 40 23rd Street Station                981,555   Publix
 41 Riverwood                          504,569   Winn-Dixie
 42 Seminole Plaza                     756,787   Burlington Coat
 43 Eagles Park                        987,670   Publix
 44 Downtown Publix                  1,278,192   Beall's Outlet, Publix, Schumacher Music
 45 Albany Plaza                       577,412   Food Lion
 46 Southgate Plaza                    383,505   -
 47 Eastgate Plaza                     108,575   Beall's Outlet
 48 Perlis Plaza                       895,472   Belk's, Bruno's
 49 Sweetwater Village                 467,432   Winn-Dixie
 50 Cedar Plaza                        567,037   Kroger

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 24

                                                                    Year      Date                     Percent
Property Name                          City               State     Built   Acquired       GLA        Leased (1)
-------------                          ----               -----     -----   --------       ---        ----------

 51 Southgate Plaza                    Cordele               GA       1969    07/11/90      39,262        51%
 52 Habersham Crossing                 Cornelia              GA       1990    03/01/96     161,278        93%
 53 Habersham Village                  Cornelia              GA       1985    05/06/92     147,182        97%
 54 Covington Gallery                  Covington             GA       1991    12/30/93     174,857        94%
 55 Market Central                     Dalton                GA       1994    03/31/97      34,000        84%
 56 Northside Plaza                    Dalton                GA       1990    10/11/95      73,931        99%
 57 Midway Village                     Douglasville          GA       1989    05/01/97      73,028        100%
 58 Westgate                           Dublin                GA       1974    07/11/90     184,004        81%
 59 Marshalls at Eastlake              Marietta              GA       1982    10/26/98      55,193        89%
 60 New Chastain Corners               Marietta              GA       1990    07/17/97     108,380        96%
 61 Pavilions at Eastlake              Marietta              GA       1986    03/01/99     159,088        92%
 62 Village at Southlake               Morrow                GA       1983    04/13/98      53,384        98%
 63 Perry Marketplace                  Perry                 GA       1992    12/30/92     179,973        99%
 64 Creekwood Shopping Center          Rex                   GA       1990    05/01/97      69,778        100%
 65 Shops of Riverdale                 Riverdale             GA       1995    02/15/96      34,255        80%
 66 Eisenhower Square                  Savannah              GA       1985    07/16/97     125,120        99%
 67 Victory Square                     Savannah              GA       1986    07/02/92     168,514        86%
 68 Wisteria Village Shopping Center   Snellville            GA       1985    10/11/95     164,646        97%
 69 University Commons                 Statesboro            GA       1994    07/24/96      59,814        100%
 70 Tift-Town                          Tifton                GA       1965    07/11/90      58,818        76%
 71 Westgate                           Tifton                GA       1980    07/11/90      16,307        100%
 72 Haymarket Mall                     Des Moines            IA       1979    05/12/95     235,615        97%
 73 Haymarket Square                   Des Moines            IA       1979    05/12/95     266,525        64%
 74 Southfield Plaza                   Bridgeview            IL       1958    12/03/96     199,947        91%
 75 Westridge Court                    Naperville            IL       1990    07/18/97     446,183        97%
 76 Tinley Park Plaza                  Tinley Park           IL       1973    09/20/95     283,470        55%
 77 Columbus Center                    Columbus              IN       1964    12/01/88     270,227        41%
 78 Jasper Manor                       Jasper                IN       1990    02/18/92     194,120        76%
 79 Valley View Plaza                  Marion                IN       1989    03/28/94      29,974        100%
 80 Town Fair                          Princeton             IN       1991    02/09/93     113,939        100%
 81 Wabash Crossing                    Wabash                IN       1988    12/16/93     166,992        100%
 82 Woodland Plaza                     Warsaw                IN       1989    03/28/94      31,008        100%
 83 Green River Plaza                  Campbellsville        KY       1989    03/08/96     190,316        99%
 84 Kmart Plaza                        Elizabethtown         KY       1992    02/04/93     130,466        99%
 85 Highland Commons                   Glasgow               KY       1992    03/31/93     130,466        100%
 86 J*Town Center                      Jeffersontown         KY       1959    10/21/88     186,855        28%
 87 Mist Lake Plaza                    Lexington             KY       1993    07/01/98     217,292        95%
 88 London Marketplace                 London                KY       1994    03/17/94     169,032        100%
 89 Eastgate Shopping Center           Louisville            KY       1987    11/10/93     152,855        98%
 90 Picadilly Square                   Louisville            KY       1973    04/25/89      96,370        80%
 91 Lexington Road Plaza               Versailles            KY       1994    04/28/94     182,578        98%
 92 Iberia Plaza                       New Iberia            LA       1983    03/01/02     132,107        99%
 93 Lagniappe Village                  New Iberia            LA       1990    07/01/98     220,225        87%
 94 The Pines                          Pineville             LA       1991    03/01/02     179,039        96%
 95 Fruitland Plaza                    Fruitland             MD       1973    05/14/86     104,095        58%
 96 Liberty Plaza                      Randallstown          MD       1962    05/12/95     215,574        84%
 97 Rising Sun Towne Centre            Rising Sun            MD       1998    06/04/99      63,360        94%
 98 Maple Village                      Ann Arbor             MI       1965    10/14/94     288,046        98%
 99 Farmington Crossroads              Farmington            MI       1986    12/11/95      84,310        93%
100 Delta Center                       Lansing               MI       1985    12/12/95     186,246        97%
101 Hampton Village Centre             Rochester Hills       MI       1990    12/12/95     460,219        97%
102 Hall Road Crossing                 Shelby Township       MI       1985    12/12/95     175,763        93%
103 Southfield Shopping Center         Southfield            MI       1970    02/12/98     106,948        95%

Property Name                              ABR      Anchor Tenant                                    Anchor Tenant Not Owned
-------------                              ---      -------------                                    -----------------------

 51 Southgate Plaza                        60,097   Fred's Dollar Store
 52 Habersham Crossing                    789,388   Wal-Mart
 53 Habersham Village                     712,874   Kmart, Winn-Dixie
 54 Covington Gallery                   1,055,701   Ingles, Kmart
 55 Market Central                        336,177   -                                               Wal-Mart
 56 Northside Plaza                       531,915   BI-LO
 57 Midway Village                        517,090   Winn-Dixie
 58 Westgate                              701,239   Big Lots, Bruno's
 59 Marshalls at Eastlake                 355,005   Marshalls
 60 New Chastain Corners                1,054,378   Kroger
 61 Pavilions at Eastlake               1,686,342   Kroger
 62 Village at Southlake                  452,137   Marshalls
 63 Perry Marketplace                   1,210,633   Kmart, Kroger
 64 Creekwood Shopping Center             579,674   Winn-Dixie
 65 Shops of Riverdale                    287,252   -                                               Wal-Mart
 66 Eisenhower Square                     836,857   Food Lion
 67 Victory Square                        845,032   Food Lion, Scotty's
 68 Wisteria Village Shopping Center    1,071,227   Kmart
 69 University Commons                    580,367   -
 70 Tift-Town                             174,678   Beall's Outlet
 71 Westgate                              140,858   -
 72 Haymarket Mall                      1,099,356   Burlington Coat Factory, Hobby Lobby
 73 Haymarket Square                    1,270,587   Dahl's Foods
 74 Southfield Plaza                    1,754,159   Dominick's Foods, Hobby Lobby, Walgreen's
 75 Westridge Court                     5,486,128   Cub Foods, Linens 'N Things,
                                                    Old Navy, Spiegel
 76 Tinley Park Plaza                   1,291,143   Walt's Finer Foods
 77 Columbus Center                       916,120   Office Max
 78 Jasper Manor                          698,018   Kmart
 79 Valley View Plaza                     302,881   -                                               Wal-Mart
 80 Town Fair                             581,289   Kmart
 81 Wabash Crossing                       973,713   Kmart, Supervalu
 82 Woodland Plaza                        283,404   -                                               Wal-Mart
 83 Green River Plaza                     998,728   Goody's Family Clothing, Kroger
 84 Kmart Plaza                           777,954   Kmart
 85 Highland Commons                      753,619   Food Lion, Kmart
 86 J*Town Center                         426,704   -
 87 Mist Lake Plaza                     1,555,771   Wal-Mart
 88 London Marketplace                  1,062,099   Kmart, Kroger
 89 Eastgate Shopping Center            1,391,524   Kroger
 90 Picadilly Square                      545,625   -
 91 Lexington Road Plaza                1,226,339   Kmart, Kroger
 92 Iberia Plaza                          635,285   Stage, Super 1
 93 Lagniappe Village                     940,610   Big Lots
 94 The Pines                             984,475   Kmart, Super 1
 95 Fruitland Plaza                       475,250   Food Lion
 96 Liberty Plaza                       1,465,384   -
 97 Rising Sun Towne Centre               574,480   Martin's
 98 Maple Village                       1,588,188   Kmart
 99 Farmington Crossroads                 644,668   Farmer Jack
100 Delta Center                        1,839,565   Farmer Jack, T.J. Maxx, Toys R Us
101 Hampton Village Centre              4,739,314   Farmer Jack, Kohl's                             Target
102 Hall Road Crossing                  1,706,153   Old Navy, T.J. Maxx
103 Southfield Shopping Center          1,034,705   Farmer Jack                                     Burlington Coats, F&M, Marshalls

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 25


                                                                    Year      Date                     Percent
Property Name                         City                State     Built   Acquired       GLA        Leased (1)
-------------                         ----                -----     -----   --------       ---        ----------

104 Delco Plaza                       Sterling Heights      MI       1973    11/14/96     154,853        100%
105 Westland Crossing                 Westland              MI       1986    11/16/99     141,738        71%
106 Roundtree Place                   Ypsilanti             MI       1992    07/01/98     195,413        98%
107 Washtenaw Fountain Plaza          Ypsilanti             MI       1989    10/05/92     136,103        39%
108 Jacksonian Plaza                  Jackson               MS       1990    03/01/02      87,722        100%
109 Stanly County Plaza               Albermarle            NC       1988    03/28/94      63,637        95%
110 Village Marketplace               Asheboro              NC       1988    04/13/95      87,869        81%
111 Foothills Market                  Jonesville            NC       1988    06/05/95      49,630        94%
112 Chapel Square                     Kannapolis            NC       1992    12/01/94      45,450        100%
113 Kinston Pointe                    Kinston               NC       1991    07/05/95     250,580        88%
114 Granville Corners                 Oxford                NC       1991    02/21/96     138,352        100%
115 Roxboro Square                    Roxboro               NC       1989    06/05/95      98,980        98%
116 Siler Crossing                    Siler City            NC       1988    06/05/95     132,639        96%
117 Crossroads Center                 Statesville           NC       1991    02/27/96     340,190        99%
118 Thomasville Crossing              Thomasville           NC       1996    04/18/97      78,509        96%
119 Anson Station                     Wadesboro             NC       1988    08/23/95     132,353        97%
120 Roanoke Landing                   Williamston           NC       1991    01/02/96     156,561        100%
121 Wilson Shopping Center            Wilson                NC       1973    05/14/86     104,982        76%
122 Stratford Commons                 Winston-Salem         NC       1995    12/30/96      72,308        100%
123 Laurel Square                     Brick                 NJ       1973    07/13/92     246,235        96%
124 Hamilton Plaza-Kmart Plaza        Hamilton              NJ       1972    05/12/94     149,060        100%
125 Middletown Plaza                  Middletown            NJ       1972    01/01/75     198,068        79%
126 Tinton Falls Plaza                Tinton Falls          NJ       1953    01/30/98     100,582        92%
127 Socorro                           Socorro               NM       1976    03/01/02      48,000        100%
128 Galleria Commons                  Henderson             NV       1998    06/09/98     276,460        52%
129 Renaissance Center East           Las Vegas             NV       1981    10/17/96     145,578        89%
130 Kietzke Center                    Reno                  NV       1974    06/20/97     165,350        97%
131 University Mall                   Canton                NY       1967    01/01/76      78,738        75%
132 Cortlandville                     Cortland              NY       1984    08/04/87     100,300        95%
133 Kmart Plaza                       De Witt               NY       1970    08/03/93     115,500        100%
134 D & F Plaza                       Dunkirk               NY       1967    01/01/86     190,217        87%
135 Elmira Plaza                      Elmira                NY       1976    02/13/89      50,803        89%
136 Genesee Valley Shopping Center    Geneseo               NY       1993    07/01/98     204,609        100%
137 Pyramid Mall                      Geneva                NY       1973    08/03/93     239,500        100%
138 McKinley Plaza                    Hamburg               NY       1991    06/14/92      92,795        93%
139 Hornell Plaza                     Hornell               NY       1995    07/31/98     253,703        98%
140 Cayuga Mall                       Ithaca                NY       1969    05/12/89     205,426        98%
141 Shops at Seneca Mall              Liverpool             NY       1971    08/03/93     237,202        82%
142 Transit Road Plaza                Lockport              NY       1971    08/03/93     138,119        100%
143 Wallkill Plaza                    Middletown            NY       1986    12/12/95     203,234        94%
144 Monroe ShopRite Plaza             Monroe                NY       1972    08/01/97     122,394        96%
145 Rockland Plaza                    Nanuet                NY       1963    01/01/83     247,957        100%
146 South Plaza                       Norwich               NY       1967    04/01/83     143,665        78%
147 Westgate Plaza                    Oneonta               NY       1967    01/20/84      71,952        97%
148 Oswego Plaza                      Oswego                NY       1966    01/01/77     128,087        98%
149 Mohawk Acres                      Rome                  NY       1965    01/20/84     182,182        75%
150 Price Chopper Plaza               Rome                  NY       1988    08/03/93      78,400        80%
151 Westgate Manor                    Rome                  NY       1961    01/01/86      65,813        96%
152 Northland                         Watertown             NY       1962    01/01/73     122,666        77%
153 Ashland Square                    Ashland               OH       1990    10/06/93     163,168        100%
154 Harbor Plaza                      Ashtabula             OH       1988    02/20/91      51,794        75%
155 Belpre Plaza                      Belpre                OH       1969    06/08/88      88,426        23%
156 Southwood Plaza                   Bowling Green         OH       1961    05/16/90      81,959        82%

Property Name                            ABR      Anchor Tenant                                            Anchor Tenant Not Owned
-------------                            ---      -------------                                            -----------------------


104 Delco Plaza                         782,874   Babies R Us, Bed, Bath & Beyond
105 Westland Crossing                 1,141,507   Michaels                                                    Toys R Us
106 Roundtree Place                   1,254,161   Busch Grocery, Wal-Mart
107 Washtenaw Fountain Plaza            477,208   -
108 Jacksonian Plaza                    342,182   Books-A-Million, Georgia Carpet Outlet, Office Depot
109 Stanly County Plaza                 456,818   Ingles                                                      Wal-Mart
110 Village Marketplace                 577,866   -                                                           Wal-Mart
111 Foothills Market                    278,350   Food Lion
112 Chapel Square                       362,300   Food Lion                                                   Wal-Mart
113 Kinston Pointe                      638,594   Wal-Mart
114 Granville Corners                   991,651   Lowe's Food, Wal-Mart
115 Roxboro Square                      635,681   Wal-Mart
116 Siler Crossing                      746,197   Belk-Yates
117 Crossroads Center                 2,052,487   Wal-Mart
118 Thomasville Crossing                628,896   Lowe's Food
119 Anson Station                       761,742   Food Lion, Wal-Mart
120 Roanoke Landing                   1,027,149   Wal-Mart, Winn-Dixie                                        Belk's
121 Wilson Shopping Center               39,678   Wilson Flea Market
122 Stratford Commons                   921,508   Michaels, Office Max
123 Laurel Square                     1,816,568   Kmart, Pathmark
124 Hamilton Plaza-Kmart Plaza          803,819   Kmart
125 Middletown Plaza                  2,190,570   ShopRite
126 Tinton Falls Plaza                  859,485   Burlington Coat Factory                                     A&P
127 Socorro                             418,000   Smith's Food
128 Galleria Commons                  1,713,412   Babies R Us, Comp USA, Stein Mart, T.J. Maxx
129 Renaissance Center East           1,451,957   Albertson's
130 Kietzke Center                    1,008,765   Mervyn's
131 University Mall                     239,834   Ames Department Stores
132 Cortlandville                       240,419   Ames Department Stores
133 Kmart Plaza                         588,975   Kmart, Office Max
134 D & F Plaza                         892,994   Quality Markets
135 Elmira Plaza                        135,728   Big Lots
136 Genesee Valley Shopping Center    1,447,557   Wal-Mart, Wegmans
137 Pyramid Mall                      1,283,139   Big Lots, Kmart, Tops Market
138 McKinley Plaza                      854,005   Kids R Us, T.J. Maxx
139 Hornell Plaza                     1,776,794   Wal-Mart, Wegmans
140 Cayuga Mall                       1,130,068   Penn Traffic
141 Shops at Seneca Mall              1,155,079   Kmart, Price Chopper
142 Transit Road Plaza                  366,333   Kmart
143 Wallkill Plaza                    1,642,150   ShopRite
144 Monroe ShopRite Plaza             1,222,662   ShopRite
145 Rockland Plaza                    4,473,007   Barnes & Noble, Marshalls, Tower Records
146 South Plaza                         310,100   Ames Department Stores
147 Westgate Plaza                      208,280   Ames Department Stores
148 Oswego Plaza                        670,054   JC Penney
149 Mohawk Acres                        437,389   -
150 Price Chopper Plaza                 394,930   Price Chopper
151 Westgate Manor                      434,369   Rome Cinemas
152 Northland                           543,344   Ames Department Store
153 Ashland Square                      947,774   Foodtown, Wal-Mart
154 Harbor Plaza                        284,978   Jubilee Foods
155 Belpre Plaza                        145,911   -
156 Southwood Plaza                     349,871   -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 26



                                                                    Year      Date                     Percent
Property Name                         City                State     Built   Acquired       GLA       Leased (1)
-------------                         ----                -----     -----   --------       ---       ----------

157 Brentwood Plaza                   Cincinnati            OH       1957    05/04/94     232,567       87%
158 Western Village                   Cincinnati            OH       1960    05/04/94     138,526       93%
159 Crown Point                       Columbus              OH       1980    07/23/98     147,427       84%
160 Greentree Shopping Center         Columbus              OH       1974    07/23/98     128,501       82%
161 South Towne Centre                Dayton                OH       1972    03/27/92     308,699       98%
162 Heritage Square                   Dover                 OH       1959    08/31/93     231,735       63%
163 Midway Crossing                   Elyria                OH       1986    12/11/95     138,265       88%
164 Fairfield Center                  Fairfield             OH       1978    05/01/90      74,095       96%
165 Silver Bridge Plaza               Gallipolis            OH       1972    12/28/86     145,481       80%
166 Parkway Plaza                     Maumee                OH       1955    09/06/89     140,021       60%
167 New Boston                        New Boston            OH       1991    02/17/93     238,711       96%
168 Market Place                      Piqua                 OH       1972    11/20/91     169,311       53%
169 Brice Park                        Reynoldsburg          OH       1989    03/04/98     168,284       100%
170 Bethel Park                       Bethel Park           PA       1965    05/14/97     224,069       100%
171 Market Street Square              Elizabethtown         PA       1993    10/06/97     169,481       100%
172 Johnstown Galleria Outparcel      Johnstown             PA       1993    07/31/97      61,968       87%
173 New Garden                        Kennett Square        PA       1979    06/20/97     149,270       96%
174 Stone Mill Plaza                  Lancaster             PA       1988    01/06/94      94,493       93%
175 Crossroads Plaza                  Mt. Pleasant          PA       1975    11/10/88     105,783       95%
176 Ivyridge                          Philadelphia          PA       1963    08/02/95     112,278       72%
177 Roosevelt Mall                    Philadelphia          PA       1964    01/01/64     555,819       96%
178 Shops at Prospect                 West Hempfield        PA       1994    07/31/95      63,392       94%
179 Circle Center                     Hilton Head           SC       1992    03/24/94      65,313       97%
180 Palmetto Crossroads               Hilton Head           SC       1990    10/18/95      40,916       94%
181 Remount Village                   North Charleston      SC       1996    11/13/96      60,238       97%
182 Congress Crossing                 Athens                TN       1990    11/10/88     172,305       98%
183 St. Elmo Central                  Chattanooga           TN       1995    08/06/96      74,978       100%
184 Saddletree Village                Columbia              TN       1990    06/15/98      45,800       100%
185 West Towne Square                 Elizabethton          TN       1998    06/09/98      99,224       75%
186 Greeneville Commons               Greeneville           TN       1990    03/10/92     228,618       98%
187 Hazel Path                        Hendersonville        TN       1989    11/27/95      67,965       95%
188 Kimball Crossing                  Kimball               TN       1987    11/27/95     280,476       98%
189 Chapman-Ford Crossing             Knoxville             TN       1990    12/30/92     185,604       97%
190 Farrar Place Shopping Center      Manchester            TN       1989    12/15/95      43,220       100%
191 Georgetown Square                 Murfreesboro          TN       1986    09/29/93     104,117       89%
192 Apison Crossing                   Ooltewah              TN       1997    07/29/97      79,048       80%
193 Madison Street Station            Shelbyville           TN       1985    10/11/95      56,766       100%
194 Commerce Central                  Tullahoma             TN       1995    08/09/96     182,401       100%
195 Merchant's Central                Winchester            TN       1997    12/09/97     208,123       99%
196 Palm Plaza                        Aransas               TX       1979    03/01/02      52,169       45%
197 Bardin Place Center               Arlington             TX       1993    10/06/97     303,899       97%
198 Windsor Village                   Austin                TX       1959    03/01/02     115,796       72%
199 Randalls Center - Baytown         Baytown               TX       1987    03/01/02      95,942       98%
200 Cedar Bellaire                    Bellaire              TX       1950    03/01/02      50,967       100%
201 El Camino                         Bellaire              TX       1972    03/01/02      71,575       98%
202 Rice Bellaire                     Bellaire              TX       1961    03/01/02      20,465       100%
203 Brenham Four Corners              Brenham               TX       1975    03/01/02     114,571       100%
204 Bryan Square                      Bryan                 TX       1966    03/01/02      55,115       100%
205 Plantation Plaza                  Clute                 TX       1973    03/01/02      98,430       97%
206 Culpepper Plaza                   College Station       TX       1976    03/01/02     206,399       85%
207 Rock Prairie Crossing             College Station       TX       2000    03/01/02     118,901       100%
208 Carmel Village                    Corpus Christi        TX       1963    03/01/02      86,678       93%
209 Five Points                       Corpus Christi        TX       1985    03/01/02     276,593       92%

Property Name                           ABR      Anchor Tenant                                    Anchor Tenant Not Owned
-------------                           ---      -------------                                    -----------------------

157 Brentwood Plaza                  1,222,320   -
158 Western Village                    635,300   T.J. Maxx
159 Crown Point                      1,055,879   Kroger
160 Greentree Shopping Center          952,960   Kroger
161 South Towne Centre               2,341,915   Burlington Coat Factory, Kmart
162 Heritage Square                    811,475   Bag N Save Foods
163 Midway Crossing                  1,038,902   T.J. Maxx                                    Kids R Us, Toys R Us
164 Fairfield Center                   396,453   Kroger
165 Silver Bridge Plaza                496,510   Quality Farm & Fleet
166 Parkway Plaza                      375,485   Foodtown
167 New Boston                       1,398,707   Festival Foods, Wal-Mart
168 Market Place                       496,441   Foodtown
169 Brice Park                         994,704   Gregg Appliances, Michaels, Old Navy
170 Bethel Park                      1,397,958   Ames Department Store, Giant Eagle
171 Market Street Square             1,374,382   Kmart, Weis Markets
172 Johnstown Galleria Outparcel       339,677   -                                            Builders Square, Toys R Us, Wal-Mart
173 New Garden                         778,612   Acme Markets
174 Stone Mill Plaza                   852,131   Giant Food Stores
175 Crossroads Plaza                   416,817   Quality Farm & Fleet
176 Ivyridge                           878,691   Super Fresh
177 Roosevelt Mall                   5,747,994   Strawbridge's
178 Shops at Prospect                  497,438   Redner's Markets                             Kmart
179 Circle Center                      656,261   BI-LO
180 Palmetto Crossroads                311,405   Food Lion
181 Remount Village                    556,471   BI-LO
182 Congress Crossing                1,141,983   BI-LO, Kmart
183 St. Elmo Central                   662,938   Winn-Dixie
184 Saddletree Village                 318,565   Food Lion
185 West Towne Square                  511,290   Winn-Dixie
186 Greeneville Commons              1,513,464   Kmart, Proffitt's
187 Hazel Path                         510,896   Food Lion                                    Wal-Mart
188 Kimball Crossing                 1,754,102   Wal-Mart
189 Chapman-Ford Crossing            1,043,236   Food Lion, Wal-Mart
190 Farrar Place Shopping Center       352,541   Food Lion                                    The Crystal Company
191 Georgetown Square                  878,293   Kroger
192 Apison Crossing                    542,362   Winn-Dixie
193 Madison Street Station             362,185   BI-LO
194 Commerce Central                 1,244,045   Wal-Mart
195 Merchant's Central               1,197,698   Peebles, Wal-Mart
196 Palm Plaza                         147,120   Family Dollar
197 Bardin Place Center              2,831,425   Kmart, Oshman's                              Hobby Lobby
198 Windsor Village                    639,372   -
199 Randalls Center - Baytown          956,955   Randalls
200 Cedar Bellaire                     438,842   H.E.B. Pantry Foods
201 El Camino                          351,279   Davis Food City, Hancock Fabrics
202 Rice Bellaire                      450,256   Walgreen's
203 Brenham Four Corners               747,917   Beall's, Eckerd, H.E.B. Pantry Foods
204 Bryan Square                       178,616   Kroger
205 Plantation Plaza                   750,701   Kroger, Walgreen's
206 Culpepper Plaza                  1,406,494   Appletree, Baskins
207 Rock Prairie Crossing            1,103,422   Kroger
208 Carmel Village                     576,194   Beall's, Tuesday Morning
209 Five Points                      2,043,436   Beall's, Hobby Lobby, Melrose Fashion,
                                                 Sutherland Lumber

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 27


                                                                    Year      Date                      Percent
Property Name                         City                State     Built   Acquired       GLA         Leased (1)
-------------                         ----                -----     -----   --------       ---         ----------

210 Claremont Village                 Dallas                TX       1976    03/01/02      66,980         100%
211 Jeff Davis                        Dallas                TX       1975    03/01/02      69,563         100%
212 Stevens Park Village              Dallas                TX       1974    03/01/02      45,492         100%
213 Webb Royal                        Dallas                TX       1961    03/01/02     106,723         91%
214 Westmoreland Heights              Dallas                TX       1952    03/01/02     108,033         86%
215 Wynnewood Village                 Dallas                TX       1961    03/01/02     462,370         96%


216 Parktown                          Deer Park             TX       1985    03/01/02     121,621         75%
217 Friendswood Square                Friendswood           TX       1979    03/01/02      64,038         89%
218 Forest Hills                      Ft. Worth             TX       1968    03/01/02      69,967         66%
219 Meadowbrook                       Ft. Worth             TX       1966    03/01/02      40,308         92%
220 Westcliff                         Ft. Worth             TX       1955    03/01/02     133,705         99%
221 Village Plaza                     Garland               TX       1964    03/01/02      80,581         100%
222 North Hills Village               Haltom City           TX       1960    03/01/02      43,299         81%
223 Highland Village Town Center      Highland Village      TX       1996    03/01/02      99,441         94%
224 Antoine Square                    Houston               TX       1974    03/01/02      54,512         96%
225 Bay Forest                        Houston               TX       1980    03/01/02      71,469         99%
226 Beltway South                     Houston               TX       1998    03/01/02     107,174         91%
227 Braes Heights                     Houston               TX       1953    03/01/02     112,988         96%
228 Braes Link                        Houston               TX       1968    03/01/02      38,997         100%
229 Braes Oaks                        Houston               TX       1966    03/01/02      46,720         94%
230 Braesgate                         Houston               TX       1972    03/01/02      91,670         100%
231 Broadway                          Houston               TX       1971    03/01/02      74,942         80%
232 Clear Lake Camino South           Houston               TX       1964    03/01/02     101,858         81%
233 Edgebrook Plaza                   Houston               TX       1974    03/01/02     100,170         69%
234 Fondren                           Houston               TX       1971    03/01/02      45,873         100%
235 Hearthstone Corners               Houston               TX       1977    03/01/02     209,547         100%
236 Huntington Village                Houston               TX       1980    03/01/02     111,467         100%
237 Jester Village                    Houston               TX       1961    03/01/02      64,045         98%
238 Jones Plaza                       Houston               TX       1974    03/01/02     111,255         91%
239 Jones Square                      Houston               TX       1977    03/01/02     169,003         99%

240 Keegan's Meadow                   Houston               TX       1983    03/01/02     125,298         87%
241 Lazybrook                         Houston               TX       1962    03/01/02      10,745         94%
242 Maplewood Mall                    Houston               TX       1962    03/01/02      95,638         64%
243 Merchants Park                    Houston               TX       1955    03/01/02     241,742         100%

244 Mount Houston Square              Houston               TX       1974    03/01/02     173,819         60%
245 North 45 Plaza                    Houston               TX       1975    03/01/02     132,239         97%
246 Northgate                         Houston               TX       1972    03/01/02      43,244         100%
247 Northshore East                   Houston               TX       1956    03/01/02      87,206         87%
248 Northshore West                   Houston               TX       1956    03/01/02     144,982         94%
249 Northtown Plaza                   Houston               TX       1960    03/01/02     192,009         100%

250 Northwood                         Houston               TX       1972    03/01/02     138,914         93%
251 Orange Grove                      Houston               TX       1970    03/01/02     177,614         100%
252 Pinemont                          Houston               TX       1969    03/01/02      76,477         85%
253 Randalls Inwood Forest            Houston               TX       1985    03/01/02      77,553         92%
254 Sharpstown Office Building        Houston               TX       1968    03/01/02      97,558         92%
255 Stella Link                       Houston               TX       1956    03/01/02      99,727         78%
256 Tanglewilde                       Houston               TX       1972    03/01/02      87,310         98%

257 Tidwell Place                     Houston               TX       1983    03/01/02      41,631         100%
258 Westcrest Long Point              Houston               TX       1968    03/01/02      1,500          100%
259 Westheimer Commons                Houston               TX       1984    03/01/02     249,789         91%

260 Irving West                       Irving                TX       1987    09/14/93      70,056         98%
261 The Crossing at Fry Road          Katy                  TX       1984    03/01/02     225,403         100%
262 Washington Square                 Kaufman               TX       1978    03/01/02      65,050         100%


Property Name                            ABR      Anchor Tenant                                            Anchor Tenant Not Owned
-------------                            ---      -------------                                            -----------------------

210 Claremont Village                   433,843   Minyard
211 Jeff Davis                          447,816   Blockbuster, Carnival, Family Dollar, Pancho's
212 Stevens Park Village                409,063   O'Reilly's Auto Parts, Minyard
213 Webb Royal                          686,088   Minyard, Nothing Over $1.00
214 Westmoreland Heights                508,639   Malone's
215 Wynnewood Village                 3,681,824   Colbert's, Eckerd, Fallas Paredes, Dollar Store,
                                                  Factory 2-U, Kroger, Macfrugals, Mighty Dollar,
                                                  Rhoton's Food for Less
216 Parktown                            609,521   Gerland's, Walgreen's
217 Friendswood Square                  493,992   Kroger
218 Forest Hills                        217,764   Family Dollar, Winn-Dixie
219 Meadowbrook                         384,544   Dollar General, Eckerd, O'Reilly's Auto Parts
220 Westcliff                           687,132   Martin's Hardware, Minyard
221 Village Plaza                       681,522   Truong Nguyen Grocer
222 North Hills Village                 164,736   Ace Hardware, Advantage Rental, Sav-A-Lot
223 Highland Village Town Center      1,050,210   Kroger
224 Antoine Square                      275,868   Kroger
225 Bay Forest                          660,438   Kroger, Walgreen's
226 Beltway South                       762,328   Albertson's
227 Braes Heights                     1,074,564   Eckerd
228 Braes Link                          576,608   Blockbuster, Walgreens
229 Braes Oaks                          390,188   H.E.B. Pantry Foods
230 Braesgate                           612,391   Albertson's
231 Broadway                            389,703   -
232 Clear Lake Camino South             727,954   Hancock Fabrics, H.E.B. Pantry Foods
233 Edgebrook Plaza                     520,013   Office Depot
234 Fondren                             508,805   Eckerd, Fiesta Home Furniture
235 Hearthstone Corners               1,652,574   Big Lots, Kroger, Powerhouse Gym, Stein Mart
236 Huntington Village                  816,089   Family Dollar, Foodtown, Twice Blessed
237 Jester Village                      517,841   H.E.B. Pantry Foods, Walgreen's
238 Jones Plaza                         999,962   24 Hour Fitness, Hancock Fabrics
239 Jones Square                      1,078,311   D&D Sporting Goods, Hobby Lobby,
                                                  King Dollar, Macfrugals, Walgreens
240 Keegan's Meadow                   1,104,137   99 Cents Store, Randalls
241 Lazybrook                           113,892   -
242 Maplewood Mall                      427,674   Cox's Foodrama
243 Merchants Park                    2,043,808   Fallas Paredes, Family Thrift, Golden Island,
                                                  Kroger, Macfrugals, Merchants Bank
244 Mount Houston Square                709,856   Fallas Paredes, Walgreen's
245 North 45 Plaza                      913,952   Furr's Cafeteria
246 Northgate                           346,305   Blockbuster, Firestone, OfficeMax
247 Northshore East                   1,031,308   Office Depot
248 Northshore West                   1,095,020   Conn Appliances, Factory 2-U, Petco, Sellers Brothers
249 Northtown Plaza                   1,570,447   China Border, Factory 2-U, Fallas Paredes,
                                                  Jo-Ann Fabrics, Macfrugals
250 Northwood                           863,311   Eckerd, Food City
251 Orange Grove                      1,441,876   Kmart, Office Max, Prince's Dollar Store
252 Pinemont                            810,688   Family Dollar
253 Randalls Inwood Forest              701,289   Randalls
254 Sharpstown Office Building          559,600   Burlington Coat Factory, Hollywood Video
255 Stella Link                         543,384   Conn's Clearance, Davis Food City
256 Tanglewilde                         787,263   Cavender's Boot City, Eckerd, Firestone,
                                                  Party City, Salon In The Park
257 Tidwell Place                       366,612   Family Dollar, Walgreen's
258 Westcrest Long Point                 24,600   -
259 Westheimer Commons                2,287,479   Coomers, Dollar Depot, Hancock Fabrics,
                                                  Kroger, Marshalls, Michaels, Walgreen's, Wherehouse
260 Irving West                         626,452   Winn-Dixie
261 The Crossing at Fry Road          1,986,028   Conn's Clearance, Hobby Lobby, Kroger, Stein Mart
262 Washington Square                   268,818   Eckerd, Family Dollar

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 28


                                                                       Year       Date                     Percent
    Property Name                         City                State    Built    Acquired        GLA       Leased (1)
    -------------                         ----                -----    -----    --------        ---       ----------
263 League City                           League City           TX     1980     03/01/02       99,021        95%
264 Jefferson Park                        Mount Pleasant        TX     1976     03/01/02      132,441        94%
265 Crossroads Center                     Pasadena              TX     1980     03/01/02      135,692        99%
266 Parkview East                         Pasadena              TX     1968     03/01/02       41,169        62%
267 Parkview West                         Pasadena              TX     1966     03/01/02       39,939        88%
268 Pasadena Park                         Pasadena              TX     1971     03/01/02      163,767        49%
269 Spencer Square                        Pasadena              TX     1974     03/01/02      191,142        85%
270 Pearland Plaza                        Pearland              TX     1978     03/01/02      156,661        93%
271 Lamar Plaza                           Rosenberg             TX     1975     03/01/02      154,855        27%
272 Klein Square                          Spring                TX     1977     03/01/02       80,857        100%
273 Texas City Bay                        Texas City            TX     1973     03/01/02      235,784        98%
274 Tomball Parkway Plaza                 Tomball               TX     1984     03/01/02      133,629        99%
275 Village Center                        Victoria              TX     1970     03/01/02      118,827        87%
276 Hanover Square                        Mechanicsville        VA     1991     01/06/93      129,987        90%
277 Victorian Square                      Midlothian            VA     1991     03/24/94      271,260        93%
278 VA-KY Regional S.C.                   Norton                VA     1989     12/30/92      193,238        100%
279 Cave Spring Corners                   Roanoke               VA     1969     06/05/97      171,125        43%
280 Hunting Hills                         Roanoke               VA     1989     04/02/98      166,207        97%
281 Lakeside Plaza                        Salem                 VA     1989     04/15/99       82,033        98%
282 Fredricksburg                         Spotsylvania          VA     1970     05/14/86       83,374        22%
283 Lake Drive Plaza                      Vinton                VA     1976     02/12/98      148,060        100%
284 Ridgeview Centre                      Wise                  VA     1990     07/02/92      176,690        100%
285 Moundsville Plaza                     Moundsville           WV     1961     12/27/88      174,663        88%
286 Grand Central Plaza                   Parkersburg           WV     1986     06/08/88       74,017        53%
287 Kmart Plaza                           Vienna                WV     1975     02/25/93      106,258        96%
                                                                                           ----------
                                                                                 TOTAL     39,656,244        90%
                                                                                           ==========

    FACTORY OUTLET CENTERS

  1 Factory Merchants Barstow             Barstow               CA     1989     11/01/93      330,310        80%
  2 St. Augustine Outlet Center           St. Augustine         FL     1990     03/01/92      329,362        94%
  3 Factory Merchants Branson             Branson               MO     1988     11/01/93      317,494        77%
  4 Factory Outlet Village Osage Beach    Osage Beach           MO     1986     01/29/93      400,428        95%
  5 Jackson Outlet Village                Jackson               NJ     1997     04/30/97      292,563        99%
  6 Factory Merchants Ft. Chiswell        Max Meadows           VA     1989     11/01/93      175,578        50%
                                                                                           ----------
                                                                                 TOTAL      1,845,735        85%
                                                                                           ==========

    SINGLE TENANT PROPERTIES

  1 Kroger                                Muscle Shoals         AL     1982     08/10/93      10,069         100%
  2 Kroger                                Muscle Shoals         AL     1982     08/10/93      42,130         100%
  3 Kroger                                Scottsboro            AL     1982     08/10/93      42,130         100%
  4 Mad Butcher                           Pine Bluff            AR     1981     08/10/93      60,842         100%
  5 24 Hour Fitness                       Phoenix               AZ     1994     05/06/94      44,374          64%
  6 Lucky stores                          Phoenix               AZ     1982     01/19/94      28,217         157%
  7 24 Hour Fitness                       Scottsdale            AZ     1994     08/19/94      44,374         100%
  8 Doverama at Rodney                    Dover                 DE     1959     01/01/69      30,000         100%
  9 Gold's Gym                            Brandon               FL     1982     08/10/93      36,750         100%
 10 Albany I                              Albany                GA     1981     08/10/93      72,900         100%
 11 Rite Aid                              East Albany           GA     1982     08/10/93      10,069         100%
 12 Kroger                                East Albany           GA     1982     08/10/93      34,019         100%
 13 Kmart                                 Atlantic              IA     1980     01/19/94      40,318         100%
 14 Decatur I                             Decatur               IL     1983     08/10/93      29,000          0%
 15 Kroger                                Ottawa                IL     1982     08/10/93      44,088         100%

    Property Name                             ABR            Anchor Tenant                               Anchor Tenant Not Owned
    -------------                             ---            -------------                               -----------------------
263 League City                              489,069   Beals (Stage), Family Dollar, H.E.B.
                                                       Pantry Foods, Jo-Ann Fabrics
264 Jefferson Park                           691,473   Beals (Stage), Super 1
265 Crossroads Center                      1,344,810   Kroger, Sears Hardware
266 Parkview East                            217,300   Hancock Fabrics
267 Parkview West                            300,551   -
268 Pasadena Park                            486,304   Macfrugals, Value Mart
269 Spencer Square                         2,003,597   Bushwacker's, Eckerd, Kroger, Petco
270 Pearland Plaza                         1,028,414   Kroger, Palais Royal, Petco, Walgreen's
271 Lamar Plaza                              214,497   Dollar General
272 Klein Square                             658,547   Family Dollar, Foodtown
273 Texas City Bay                         1,273,094   China Border, Factory 2-U, Kmart, Kroger
274 Tomball Parkway Plaza                    858,355   King Dollar, Palais Royal                   Hobby Lobby, TSE Tractor Supply
275 Village Center                           341,527   Beals (Stage), Dollar King,
                                                       Fabric Warehouse,
                                                       Megaworld, Victoria Office Equipment
276 Hanover Square                         1,275,890   Ukrops Supermarket                          Kohl's
277 Victorian Square                       1,718,139   Kmart, Kroger
278 VA-KY Regional S.C.                    1,241,857   Ingles, Wal-Mart
279 Cave Spring Corners                      479,543   Ames Department Store, Kroger
280 Hunting Hills                            890,033   Wal-Mart
281 Lakeside Plaza                           743,447   Kroger
282 Fredricksburg                            109,200   -
283 Lake Drive Plaza                       1,009,442   Kroger
284 Ridgeview Centre                       1,230,426   Food City, Kmart                            Belk's
285 Moundsville Plaza                        964,311   Kroger
286 Grand Central Plaza                      388,323   Office Depot
287 Kmart Plaza                              520,889   Kmart
                                        ------------
                                        $272,515,632
                                        ============


    FACTORY OUTLET CENTERS

  1 Factory Merchants Barstow           $  4,343,185   Esprit, Gap, Polo, Timberland
  2 St. Augustine Outlet Center            5,105,008   Calvin Klein, Gap, Mikasa,
                                                       Reebok, Westpoint Stevens
  3 Factory Merchants Branson              3,319,853   Dress Barn, Lenox, Westpoint Stevens
  4 Factory Outlet Village Osage Beach     6,723,671   Gap, Mikasa, Polo, Tommy Hilfiger
  5 Jackson Outlet Village                 5,976,997   Brooks Brothers, Gap, Mikasa,
                                                       Nike, Reebok
  6 Factory Merchants Ft. Chiswell           639,844   Polo, Reebok
                                        ------------
                                        $ 26,108,558
                                        ============

    SINGLE TENANT PROPERTIES

  1 Kroger                                  $ 60,414
  2 Kroger                                   252,780   Big Lots
  3 Kroger                                   217,391   Bruno's
  4 Mad Butcher                              288,232
  5 24 Hour Fitness                          154,620
  6 Lucky stores                             741,189   Basha's Food City
  7 24 Hour Fitness                          749,773
  8 Doverama at Rodney                        70,000
  9 Gold's Gym                               202,582
 10 Albany I                                 150,380
 11 Rite Aid                                  54,567
 12 Kroger                                   197,612   Harvey Foods
 13 Kmart                                    160,000
 14 Decatur I                                      -
 15 Kroger                                   278,866

NEW PLAN EXCEL REALTY TRUST, INC.

SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 29


                                                                     Year      Date                                    Percent
    Property Name                     City                State      Built    Acquired                GLA             Leased (1)
    -------------                     ----                -----      -----    --------                ---             ----------
 16 Lucky stores                      Peoria                IL       1983     08/10/93              30,000               100%
 17 Kroger                            Waterloo              IL       1982     08/10/93              31,170               100%
 18 Helping Hands                     Fort Wayne            IN       1976     12/31/92               4,268               100%
 19 Hobart I                          Hobart                IN       1983     08/10/93              29,300               16%
 20 Kindercare                        Indianapolis          IN       1976     12/31/92               4,584                0%
 21 Kindercare                        Indianapolis          IN       1976     12/31/92               4,452               100%
 22 Kindercare                        Indianapolis          IN       1976     12/31/92               4,452               100%
 23 Kindercare                        Indianapolis          IN       1976     12/31/92               4,212               100%
 24 Michigan City I                   Michigan City         IN       1983     08/10/93              29,000                0%
 25 Brookshire Grocery                West Monroe           LA       1981     08/10/93              41,293               100%
 26 Mountain Jacks                    Dearborne Hts.        MI       1988     12/31/92               9,914               100%
 27 Kindercare                        Kalamazoo             MI       1990     02/06/91               6,260               100%
 28 High Ridge I                      High Ridge            MO       1980     12/31/92               4,654               100%
 29 Northern Automotive               Grand Island          NE       1988     12/31/92               5,671               100%
 30 Northern Automotive               Hastings              NE       1988     12/31/92               4,000               100%
 31 Safeway                           Muskogee              OK       1981     08/10/93              45,510               100%
 32 Kroger                            Clearfield            PA       1982     08/10/93              31,170               100%
 33 Hardees                           Hanover               PA       1971     07/31/97               3,800               100%
 34 Winn-Dixie                        Chattanooga           TN       1995     03/31/97              43,848               100%
 35 Yarbrough                         El Paso               TX       1995     03/01/02              48,000                0%
 36 Kroger                            Missouri City         TX       1982     08/10/93              44,183               100%
 37 Pizza Hut                         Harrisonburg          VA       1969     07/31/96               3,384               100%
                                                                                                 ----------              ---
                                                                                TOTAL            1,002,405               87%
                                                                                                 ==========              ===
    ENCLOSED MALLS / SPECIALTY
    RETAIL PROPERTIES

  1 Pointe*Orlando                    Orlando               FL       1997     11/30/99              457,119              78%
  2 Laurel Mall                       Connellsville         PA       1970     05/15/01              336,222              59%
  3 Valley Fair Mall                  West Valley City      UT       1970     12/31/96              600,702              92%
                                                                                                 ----------              ---
                                                                                TOTAL             1,394,043              80%
                                                                                                 ==========              ===
    MISCELLANEOUS PROPERTIES

  1 Genzyme Corp.                     Scottsdale            AZ       1971     12/17/90              21,560               100%
  2 Unity Professional Bldg.          Fridley               MN       1991     05/30/96              62,518               94%
  3 Roxbury Township                  Roxbury               NJ         -      12/31/97               LAND                  -
  4 North Central Avenue              Hartsdale             NY         -      07/31/72               LAND                  -
  5 Cavitt Office Building            Bryan                 TX       1957     03/01/02              13,200                0%
  6 Old Egypt                         Conroe                TX         -      03/01/01               LAND                  -
  7 Victoria                          Victoria              TX         -      03/01/02               LAND                  -
  8 Taylorsville                      Salt Lake City        UT         -      06/01/99               LAND                  -
  9 Valley Fair Apartments            West Valley City      UT       1975     03/01/97               APTS                  -
                                                                                                 ----------              ---
                                                                                TOTAL                97,278               83%
                                                                                                 ==========              ===
                                                                                TOTAL
                                                                                STABILIZED
                                                                                PORTFOLIO        43,995,705               89%
                                                                                                 ==========              ===
    REDEVELOPMENT PROPERTIES

    COMMUNITY AND NEIGHBORHOOD
    SHOPPING CENTERS

  1 Stein Mart Center                 Poway                 CA       1981     01/11/01              112,708              63%
  2 Arapahoe Crossings (2)            Aurora                CO       1996     10/10/01              425,902              100%
  3 Coconut Creek                     Coconut Creek         FL       1983     03/01/02              269,325              70%
  4 Rutland Plaza                     St. Petersburg        FL       1964     11/01/96              149,812              100%
  5 Cordele Square                    Cordele               GA       1968     07/11/90              128,927              95%


    Property Name                               ABR               Anchor Tenant                            Anchor Tenant Not Owned
    -------------                               ---               -------------                            -----------------------
 16 Lucky stores                                208,133      Leath Furniture
 17 Kroger                                      207,135      Schnuck Markets
 18 Helping Hands                                38,000
 19 Hobart I                                     49,694
 20 Kindercare                                        -
 21 Kindercare                                   24,555
 22 Kindercare                                   38,000
 23 Kindercare                                   38,000
 24 Michigan City I                                   -
 25 Brookshire Grocery                          228,671
 26 Mountain Jacks                              169,000
 27 Kindercare                                   77,999
 28 High Ridge I                                 28,800
 29 Northern Automotive                          79,140
 30 Northern Automotive                          56,658
 31 Safeway                                     280,344
 32 Kroger                                      210,000      Penn Traffic
 33 Hardees                                      24,100
 34 Winn-Dixie                                  237,413
 35 Yarbrough                                         -
 36 Kroger                                      176,732
 37 Pizza Hut                                    22,755
                                           ------------
                                           $  5,773,535
                                           ============

    ENCLOSED MALLS / SPECIALTY
    RETAIL PROPERTIES

  1 Pointe*Orlando                         $ 10,538,687      Disney, FAO Schwarz, Foot Locker,
                                                             Muvico, XS
  2 Laurel Mall                                 611,481      Ames
  3 Valley Fair Mall                          3,540,906      JC Penney, Meier & Frank, Mervyn's
                                           ------------
                                           $ 14,691,074
                                           ============

    MISCELLANEOUS PROPERTIES

  1 Genzyme Corp.                          $    293,808
  2 Unity Professional Bldg.                    883,400
  3 Roxbury Township                                  -
  4 North Central Avenue                              -
  5 Cavitt Office Building                            -
  6 Old Egypt                                         -
  7 Victoria                                          -
  8 Taylorsville                                      -
  9 Valley Fair Apartments                            -
                                           $  1,177,208
                                           ------------
                                           $320,266,007
                                           ============
    REDEVELOPMENT PROPERTIES

    COMMUNITY AND NEIGHBORHOOD
    SHOPPING CENTERS

  1 Stein Mart Center                      $    404,735      Motorsports Warehouse,
                                                             Stein Mart
  2 Arapahoe Crossings (2)                    6,809,735      Borders, King Soopers, Kohl's,
                                                             Mann Theatre,
                                                             Marshalls, Office Max, Old Navy,
                                                             Ross, Ulta Cosmetics
  3 Coconut Creek                             2,392,579      Beall's, Big Lots, Lady of
                                                             America Gym, Publix
  4 Rutland Plaza                             1,259,745      Winn-Dixie
  5 Cordele Square                              569,024      Belk's, Harvey Foods

NEW PLAN EXCEL REALTY TRUST, INC.

SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
================================================================================
PROPERTY PORTFOLIO                                                       PAGE 30


                                                                      Year         Date                               Percent
    Property Name                         City             State      Built      Acquired                GLA         Leased (1)
    -------------                         ----             -----      -----      --------                ---         ----------
  6 Fashion Corner                        Saginaw            MI       1986        12/12/95              188,877          67%
  7 Bennetts Mills Plaza                  Jackson            NJ       1988        09/01/94              115,238          98%
  8 Dover Park Plaza                      Yardville          NJ       1966        01/28/00               59,642         100%
  9 Paseo del Norte                       Albuquerque        NM       2001        03/01/02               49,600           3%
 10 Delhi                                 Cincinnati         OH       1973        05/22/96              166,317          97%
 11 Central Avenue Marketplace            Toledo             OH       1968        08/14/90              157,383          33%
 12 Dillsburg Shopping Center             Dillsburg          PA       1994        10/16/96               68,848         100%
 13 Hampton Square                        Southampton        PA       1980        12/29/98               62,933          99%
 14 Island Plaza                          James Island       SC       1994        10/06/97              171,955          96%
 15 Townshire                             Bryan              TX       1957        03/01/02              136,693          81%
 16 Kenworthy Crossing                    El Paso            TX       2000        03/01/02               57,400           4%
 17 Long Point Square                     Houston            TX       1980        03/01/02               74,329          75%
                                                                                                     ----------         ---
                                                                                    TOTAL             2,395,889          80%
                                                                                                     ==========         ===
    ENCLOSED MALLS / SPECIALTY
    RETAIL PROPERTIES

  1 Clearwater Mall (3)                   Clearwater         FL       1973        12/02/97                  -             -
  2 The Mall at 163rd Street (4)          Miami              FL       1956        12/31/98              300,000          78%
                                                                                                     ----------         ---
                                                                                    TOTAL               300,000          78%
                                                                                                     ==========         ===
                                                                                 TOTAL
                                                                                 REDEVELOPMENT
                                                                                 PROPERTIES           2,695,889          80%
                                                                                                     ==========         ===
                                                                                 TOTAL PORTFOLIO     46,691,594          88%
                                                                                                     ==========         ===


    Property Name                           ABR               Anchor Tenant                             Anchor Tenant Not Owned
    -------------                           ---               -------------                             -----------------------
  6 Fashion Corner                          1,334,954      Best Buy, Kids R Us
  7 Bennetts Mills Plaza                    1,125,747      Stop & Shop
  8 Dover Park Plaza                        1,041,812      -
  9 Paseo del Norte                            27,204      -
 10 Delhi                                   1,371,966      Kroger
 11 Central Avenue Marketplace                157,529      -
 12 Dillsburg Shopping Center                 639,245      Giant Food Stores
 13 Hampton Square                            638,200      McCaffrey's
 14 Island Plaza                            1,180,835      Food Lion, Kmart
 15 Townshire                                 618,691      Albertson's, Tops Printing
 16 Kenworthy Crossing                         28,200      -
 17 Long Point Square                         415,749      Family Dollar, Family Thrift,
                                                           Hometown Warehouse
                                         ------------
                                         $ 20,015,950
                                         ============
    ENCLOSED MALLS / SPECIALTY
    RETAIL PROPERTIES

  1 Clearwater Mall (3)                             -      -
  2 The Mall at 163rd Street (4)         $    982,503      Marshalls                                          Home Depot
                                         ============
                                         $    982,503
                                         ============
                                         $ 20,998,453
                                         ============
                                         $341,264,460
                                         ============



(1) Includes all leases in force at March 31, 2002, including those that are fully executed, but not yet open.

(2) In final phase of development.

(3) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Due to the expected demolition of the property, no square footage is presented.

(4) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required  under GAAP.

The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SUMMARY OF NOTES RECEIVABLE                                              PAGE 31

                                    SUPERIOR TOWNE CENTER  - PHASE 1(1)              SUPERIOR TOWNE CENTER  - PHASE 2(1)
                                    ----------------------------------------------   ----------------------------------------------
Location                            Superior, CO                                     Superior, CO
Project Description                 Community shopping center                        Community shopping center
Anchor Tenants                      Costco (NAP), Michaels, Office Max, PetsMart,    --
                                    Target (NAP), T.J. Maxx
Approximate GLA or Area             191,000 and 2.2 acres                            107,000 and 3.4 acres
Percent Leased                      59%                                              0%
Percent Built                       60%                                              0%
Development
   Start Date                       Sep-97                                           Sep-97
   Expected Completion Date         Jun-03                                           Jun-03
   Percent Complete                 86%                                              51%
   Project Cost to Date             $36,501,000                                      $10,742,000
   Expected Total Project Cost      $42,265,000                                      $20,870,000
Project Bank Debt Outstanding       $10,052,000                                      $0
Borrower                            The Ellman Companies                             The Ellman Companies
Economic Structure                  Note receivable with 50% profit participation.   Note receivable with 50% profit participation.
                                    Additional collateral of up to $14.2 million     Additional collateral of up to $6.3 million
                                    in governmental subsidy                          in governmental subsidy
Notes Receivable                    $15,480,000                                      $10,742,000
Interest Rate on Notes Receivable   12% (2)                                          12% (2)
Maturity Date                       Sep-04                                           Sep-04

                                    NOTE RECEIVABLES AND LINES OF CREDIT
                                    ----------------------------------------------
Location                            --
Project Description                 Note Receivables and Lines of Credit
Anchor Tenants                      --
Approximate GLA or Area             --
Percent Leased                      --
Percent Built                       --
Development
   Start Date                       --
   Expected Completion Date         --
   Percent Complete                 --
   Project Cost to Date             --
   Expected Total Project Cost      --
Project Bank Debt Outstanding       --
Borrower                            Various
Economic Structure                  Notes receivable
Notes Receivable                    $3,076,000
Interest Rate on Notes Receivable   Various
Maturity Date                       Various

                                    ATRIUM MEDIA TOWER(1)                           ATRIUM ON THE BAY(1)
                                    ---------------------------------------------   -----------------------------------------------
Location                            Toronto, Canada                                 Toronto, Canada
Project Description                 Advertising tower                               Mixed-use office and retail commercial property
Anchor Tenants                      --                                              CIBC

Approximate GLA or Area             --                                              1,050,000
Percent Leased                      --                                              90%
Percent Built                       --                                              100%
Development
   Start Date                       Dec-98                                          Acquired in March 1996
   Expected Completion Date         Oct-99                                          --
   Percent Complete                 100%                                            100%
   Project Cost to Date             $8,100,000                                      $55,794,000(3)
   Expected Total Project Cost      $8,100,000                                      $55,794,000(3)
Project Bank Debt Outstanding       $1,600,000                                      $52,396,000(3)
Borrower                            Gary Sabin Investor Group                       The Ellman Companies
Economic Structure                  Note receivable                                 Note receivable


Notes Receivable                    $2,077,000                                      $7,745,000
Interest Rate on Notes Receivable   10%                                             25%(2)
Maturity Date                       Jun-02                                          May-03


(1) Project data is based on information provided by borrower.
(2) The Company has made certain adjustments to its interest accrual on these notes.
(3) Book basis per partnership financial statements as of February 28, 2002, converted to U.S. dollars.
NAP - Anchor tenant not owned
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
SUMMARY OF JOINT VENTURE PROJECTS                                        PAGE 32

                                                                                                               Equity       Percent
   Property Name                       City              State   JV Partner                                  Investment    Ownership
   ---------------------------------   ---------------   -----   ----------------------------------------   ------------   ---------
CA NEW PLAN VENTURE FUND (2)

   STABILIZED PROPERTIES
   Ventura Downs                       Kissimmee           FL    Major U.S. pension fund                           --          --
   Flamingo Falls                      Pembroke Pines      FL    Major U.S. pension fund                           --          --
   Sarasota Village                    Sarasota            FL    Major U.S. pension fund                           --          --
   Atlantic Plaza                      Satellite Beach     FL    Major U.S. pension fund                           --          --
   Mableton Walk                       Mableton            GA    Major U.S. pension fund                           --          --
   Raymond Road                        Jackson             MS    Major U.S. pension fund                           --          --
   Mint Hill Festival                  Charlotte           NC    Major U.S. pension fund                           --          --
   Ladera                              Albuquerque         NM    Major U.S. pension fund                           --          --
   Harwood Central Village             Bedford             TX    Major U.S. pension fund                           --          --
   Odessa-Winwood Town Center          Odessa              TX    Major U.S. pension fund                           --          --

   IN-PROCESS DEVELOPMENT PROPERTIES
   Marketplace at Wycliff              Lake Worth          FL    Major U.S. pension fund                           --          --
   Spring Valley Crossing              Dallas              TX    Major U.S. pension fund                           --          --
   Windvale                            The Woodlands       TX    Major U.S. pension fund                           --          --

                                                                                                            ------------
                                                                                                 TOTAL(3)   $  6,131,622       10%
                                                                                                            ============

THE CENTRE AT PRESTON RIDGE(4)

   Phase 1(5)                          Frisco              TX    George Allen / Milton Schaffer             $ 37,597,000       50%



   Phase 2(6)                          Frisco              TX    George Allen / Milton Schaffer                5,115,000       50%

                                                                                                            ------------
                                                                                                    TOTAL   $ 42,712,000
                                                                                                            ============

VAIL RANCH II(4)(7)

   Vail Ranch II                       Temecula            CA    Land Grand Development                     $  1,274,000       50%

                                       ---------------------------------------------------------------------------------
                                                                INVESTMENTS IN UNCONSOLIDATED VENTURES      $ 50,117,622
                                       ---------------------------------------------------------------------------------

                                                                                 Project Bank                  Percent
   Property Name                       Economic Structure                      Debt Outstanding      GLA      Leased(1)
   ---------------------------------   -------------------------------------   ----------------   ---------   ---------
CA NEW PLAN VENTURE FUND (2)

   STABILIZED PROPERTIES
   Ventura Downs                       --                                                --          98,191      100%
   Flamingo Falls                      --                                                --         108,535       94%
   Sarasota Village                    --                                                --         169,310       88%
   Atlantic Plaza                      --                                                --         133,071       95%
   Mableton Walk                       --                                                --         105,742       95%
   Raymond Road                        --                                                --          62,345       83%
   Mint Hill Festival                  --                                                --          59,047      100%
   Ladera                              --                                                --         124,584       78%
   Harwood Central Village             --                                                --         119,742       94%
   Odessa-Winwood Town Center          --                                                --         302,398      100%

   IN-PROCESS DEVELOPMENT PROPERTIES
   Marketplace at Wycliff              --                                                --         115,695       69%
   Spring Valley Crossing              --                                                --         107,520       60%
   Windvale                            --                                                --         128,631       44%

                                                                               ----------------   ---------   ---------
                                       Increased participation after 12% IRR       $ 70,655,044   1,634,811      93%
                                                                               ================   =========   =========

THE CENTRE AT PRESTON RIDGE(4)

   Phase 1(5)                          10% preferred return                        $ 70,000,000     734,400      90%



   Phase 2(6)                          10% preferred return                              --            --        --

                                                                               ----------------   ---------   ---------
                                                                                   $ 70,000,000     734,400      90%
                                                                               ================   =========   =========

VAIL RANCH II(4)(7)

   Vail Ranch II                       12% preferred return                        $  8,465,000     109,200      79%

                                       --------------------------------------------------------------------------------
                                            TOTAL NEW PLAN PRO RATA SHARE(3)       $ 46,298,004     585,281      90%
                                       --------------------------------------------------------------------------------


   Property Name                           ABR                   Anchor Tenants
   ---------------------------------   ------------   ---------------------------------------
CA NEW PLAN VENTURE FUND (2)

   STABILIZED PROPERTIES
   Ventura Downs                       $    979,781   Blockbuster, Publix, Walgreen's
   Flamingo Falls                         1,951,792   Eckerd, Fresh Market
   Sarasota Village                       1,106,392   Gold's Gym, Publix, Service Merchandise
   Atlantic Plaza                           882,913   Beall's, Publix, Starnet Cinemas
   Mableton Walk                            997,646   Piccadilly Cafeteria, Publix
   Raymond Road                             335,944   Kroger
   Mint Hill Festival                       557,394   Eckerd, Harris Teeter
   Ladera                                   907,960   Greenbacks, John Brooks
   Harwood Central Village                1,030,401   Kroger, Petco
   Odessa-Winwood Town Center             1,590,912   HEB, Michael's, Office Depot, Target

   IN-PROCESS DEVELOPMENT PROPERTIES
   Marketplace at Wycliff                    --       Walgreen's, Winn-Dixie
   Spring Valley Crossing                    --       Albertson's
   Windvale                                  --       Randall's

                                       ------------
                                       $ 10,341,135
                                       ============

THE CENTRE AT PRESTON RIDGE(4)

   Phase 1(5)                          $ 10,932,000   Best Buy, DSW Shoe Warehouse, Linens
                                                      N Things, Marshalls, MJ Design, Old
                                                      Navy, PetsMart, Ross, Staples, Stein
                                                      Mart, Target (NAP), T.J. Maxx, Ulta 3
   Phase 2(6)                                --       --

                                       ------------
                                       $ 10,932,000
                                       ============

VAIL RANCH II(4)(7)

   Vail Ranch II                       $  1,074,000   Powerhouse Gym, Stein Mart

                                       ------------
                                       $  7,037,114
                                       ------------

(1) Includes all leases in force at March 31, 2002, including those that are fully executed, but not yet open.
(2) AEW serves as the advisor for the joint venture partner.
(3) Percent leased excludes CA New Plan Venture Fund in-process development properties.
(4) Project data is based on information provided by joint venture partner.
(5) The joint venture also owns 30.1 acres of undeveloped land.
(6) The joint venture is comprised of 13.9 acres of land.
(7) Phase 1 of the project is owned by the Company.
NAP - Anchor tenant not owned
The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
JOINT VENTURE PROJECTS - DISPOSITION ACTIVITY                            PAGE 33


                                                                                 Sale      Proceeds        Book         Gain /
Property Name                 Type(1)    Location    Transaction Description     Date       Amount         Value        (Loss)
---------------------------   -------   ----------   -----------------------   --------   -----------   -----------   ----------

1Q 2002
The Centre at Preston Ridge
  - Phase 2(2)                   L      Frisco, TX   23.3 acre land sale       01/18/02   $13,000,985   $11,765,000   $1,235,985

(1) L - Land
(2) Proceeds used to reduce bank debt guaranteed by the Company on the property. The above does not purport to disclose all items required under GAAP.
The Company's 10-K for the year ended December 31, 2001 and 10-Q for the quarter ended March 31, 2002 should be read in conjunction with the above information.